UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

Simmons First National Corporation
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NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF SIMMONS FIRST NATIONAL CORPORATION:
NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Simmons First National Corporation (“Company”) will be held in the Ryburn Community Room of the Company’s Pine Bluff, Arkansas, headquarters (501 Main St., Pine Bluff, Arkansas, 71601) at 11:00 A.M. Central Time, on Wednesday, April 19, 2017, for the following purposes:
1.
To fix at 13 the number of directors to be elected at the meeting;

2.
To elect 13 persons as directors to serve until the next annual shareholders’ meeting and until their successors have been duly elected and qualified;

3.
To consider adoption of a non-binding resolution approving the compensation of the named executive officers of the Company;

4.
To set the frequency at which the Company will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meeting;

5.
To consider an amendment to the Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 1,000,000 to 2,000,000;

6.
To consider the re-approval of the performance goals included in the Simmons First National Corporation 2015 Incentive Plan;

7.
To consider ratification of the Audit Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2017; and

8.
To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on February 22, 2017, will be entitled to vote at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS:
Patrick A. Burrow, Secretary
Pine Bluff, Arkansas
March 14, 2017

ANNUAL MEETING OF SHAREHOLDERS
SIMMONS FIRST NATIONAL CORPORATION
P. O. Box 7009
Pine Bluff, Arkansas 71611
PROXY STATEMENT
Meeting to be held on April 19, 2017
Proxy and Proxy Statement furnished on or about March 14, 2017
The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Simmons First National Corporation (“Company”) for use at the annual meeting of the shareholders of the Company to be held on Wednesday, April 19, 2017, at 11:00 a.m. Central Time, in the Ryburn Community Room of the Company’s Pine Bluff, Arkansas, headquarters (501 Main St., Pine Bluff, Arkansas, 71601) or at any adjournment or adjournments thereof. When such proxy is properly executed and returned, the shares represented by it will be voted at the meeting in accordance with any directions noted thereon, or if no direction is indicated, will be voted “For” Proposals 1, 2, 3, 5, 6 and 7 and “1 Year” with respect to Proposal 4.
REVOCABILITY OF PROXY
Any shareholder giving a proxy has the power to revoke it at any time before it is voted.
COSTS AND METHOD OF SOLICITATION
The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, electronic communications and personal interview. These persons will receive no compensation other than their regular salaries, but they will be reimbursed by the Company for their actual expenses incurred in such solicitations.
OUTSTANDING SECURITIES AND VOTING RIGHTS
At the meeting, holders of the $0.01 par value Class A common stock (the “Common Stock”) of the Company will be entitled to one vote, in person or by proxy, for each share of the Common Stock owned of record, as of the close of business on February 22, 2017. On that date, the Company had outstanding 31,348,666 shares of the Common Stock; 2,224,721 of such shares were held by the trust division of Simmons Bank (“Bank”) in a fiduciary capacity, of which 87,143 shares cannot be voted at the meeting. Hence, 31,261,523 shares will be deemed outstanding and entitled to vote at the meeting.
All actions requiring a vote of the shareholders must be taken at a meeting in which a quorum is present in person or by proxy. A quorum consists of a majority of the outstanding shares entitled to vote upon a matter. With respect to Proposals 1, 3, 5, 6 and 7, approval requires that the votes cast “for” the proposal exceed the votes cast “against” it. With respect to Proposal 4, the alternative that obtains a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal will constitute the non-binding recommendation of the shareholders.
To be elected in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director must receive a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. To be elected in a “contested election,” which is an election in which the number of nominees for director is greater than the number of directors to be elected, a nominee for director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. All proxies submitted will be tabulated by Computershare, the transfer agent for the Common Stock.

With respect to the election of directors, a shareholder may withhold authority to vote for all nominees by checking the box “withhold authority for all nominees” on the enclosed proxy card or may withhold authority to vote for any nominee or nominees by checking the box “withhold authority for certain nominees” and lining through the name of such nominee or nominees for whom the authority to vote is withheld as it appears on the enclosed proxy card. In an uncontested election, withholding authority for a nominee will have the effect of voting against such nominee. The enclosed proxy card also provides a method for shareholders to abstain from voting on each other matter presented. By abstaining with respect to Proposals 1, 3, 4, 5, 6 or 7, shares will not be voted either for or against the subject proposals, but will be counted for quorum purposes. Abstentions, therefore, will not affect the outcome of the vote on any of the proposals being voted upon. While there may be instances in which a shareholder may wish to abstain from voting on any particular matter, the Board encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.
If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials have been forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that item. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory rules of Financial Industry Regulatory Authority and New York Stock Exchange, brokers or other nominees may not exercise discretionary voting power on the election of directors, executive compensation or other significant matters as determined by the Securities and Exchange Commission. While brokers or other nominees might still be permitted to exercise discretionary voting power for Proposal 7 (the ratification of BKD, LLP as our independent auditor), brokers and other nominees may not exercise discretionary voting power for Proposals 1 through 6 (number of directors, election of directors, approval of executive compensation, frequency of vote on executive compensation, approval of amendment to the Simmons First National Corporation 2015 Incentive Plan, and re-approval of performance goals under the Simmons First National Corporation 2015 Incentive Plan). Due to the broad and indefinite scope of the discretionary voting prohibition, it is not expected that brokers or other nominees will attempt to exercise any discretionary voting power. As a result, if you do not provide specific voting instructions to your record holder, the record holder may not vote the shares on Proposals 1 through 6. Accordingly, it is particularly important that you provide voting instructions to your broker or other nominee so that your shares may be voted on the matters presented at the Annual Meeting.
If your shares are treated as a broker non-vote, your shares will be counted in the number of shares represented for purposes of determining whether a quorum is present. However, broker non-votes will not be included in vote totals (neither for nor against) and therefore will not affect the outcome of the vote on any of the proposals being voted upon.
In the event a shareholder executes the proxy but does not mark the ballot to vote (or abstain) on any one or more of the proposals, the proxy will be voted “For” Proposals 1, 2, 3, 5, 6 and 7 and “1 Year” with respect to Proposal 4. Further, if any matter, other than the matters shown on the proxy, is properly presented at the meeting which may be acted upon without special notice under Arkansas law, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting. On the date of the mailing of this Proxy Statement, the Board has no knowledge of any such other matter which will come before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth all persons known to management who own, beneficially or of record, more than 5% of the outstanding Common Stock, the number of shares owned by the named executive officers in the Summary Compensation Table and by all directors and executive officers as a group.
Name and Address of Beneficial Owner	Shares Owned Beneficially [a]	Percent of Class
BlackRock, Inc. [b] 40 East 52nd Street New York, New York 10022	3,385,759	10.80%
The Vanguard Group [c] 100 Vanguard Blvd. Malvern, PA 19355	2,372,911	7.57%
George A. Makris, Jr. [d]	216,441	*
Robert A. Fehlman [e]	67,512	*
Marty D. Casteel [f]	86,981	*
Barry K. Ledbetter [g]	43,826
Patrick A. Burrow [h]	30,373	*
All directors and officers as a group (23 persons)	1,450,531	4.63%

*
The shares beneficially owned represent less than 1% of the outstanding common shares.

[a]
Under the applicable rules, “beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

[b]
These shares may be owned by one or more of the following entities controlled by BlackRock, Inc.: BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management Ireland Limited and BlackRock International Limited.

[c]
These shares may be owned by one or more of the following entities controlled by The Vanguard Group, Inc.: The Vanguard Group, Inc., Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

[d]
Mr. Makris owned of record 44,675 shares; 100,833 shares are held jointly with his spouse; 4,117 shares are held in his IRA; 4,750 shares are held in his wife’s IRA, 1,871 shares held in a trust for his benefit, 508 shares were held in his account in the Company’s 401(k) Plan; 499 shares were held in his account in SFNC Employee Stock Purchase Plan and 59,188 shares were deemed held through exercisable stock options.

[e]
Mr. Fehlman owned of record 30,248 shares; 7,636 shares were held in his fully vested account in the Company’s 401(k) Plan; 633 shares were held in his account in SFNC Employee Stock Purchase Plan and 28,995 shares were deemed held through exercisable stock options.

[f]
Mr. Casteel owned of record 39,307 shares; 4,144 shares were owned jointly with his wife; 11,217 shares were held in his fully vested account in the Company’s 401(k) Plan; 2,288 shares were held in his account in SFNC Employee Stock Purchase Plan and 30,025 shares were deemed held through exercisable stock options.

[g]
Mr. Ledbetter owned of record 19,591 shares; 9,209 shares were held in his fully vested account in the Company’s 401(k) Plan; and 15,026 shares were deemed held through exercisable stock options.

[h]
Mr. Burrow owned of record 15,726 shares; 150 shares were held in his fully vested account in the Company’s 401(k) Plan; 252 shares were held in his account in SFNC Employee Stock Purchase Plan and 14,245 shares were deemed held through exercisable stock options.

PROPOSAL 1 - FIX THE NUMBER OF DIRECTORS
At the 2016 annual shareholders’ meeting, the number of directors was set at eleven (11), and the eleven (11) nominees were elected. The Board subsequently increased the number of directors to thirteen (13), and Jerry Hunter and Mindy West were appointed to the Board to fill the vacancies. The Board has considered the number of directors that should serve on the Board for the ensuing year and has set the number of directors to be elected at the annual meeting at thirteen (13). The Board is presenting its decision to set the number of directors to be elected to the Board at the annual meeting at thirteen (13) to the shareholders for ratification.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO RATIFY THE ACTION OF THE BOARD TO FIX THE NUMBER OF DIRECTORS AT THIRTEEN (13).
PROPOSAL 2 - ELECTION OF DIRECTORS
Each of the persons named below is presently serving as a director of the Company for a term which ends on April 19, 2017, or such other date upon which a successor is duly elected and qualified. The Board has evaluated the independence of each director serving on the Board and its Committees under applicable law and regulations and the listing standards of the NASDAQ. The table below summarizes the findings of the Board:
Name	Board of Directors	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Jay D. Burchfield	Independent	Independent	Independent	Independent	*
William E. Clark, II	Independent	*	*	*	*
Steven A. Cossé	Independent	*	Independent	Independent	Independent
Mark C. Doramus	Independent	*	Independent	Independent	Independent
Edward Drilling	Independent	Independent	*	*	Independent
Eugene Hunt	Independent	Independent	*	*	Independent
Jerry Hunter	Independent	*	Independent	*	*
Christopher R. Kirkland	Independent	Independent	*	*	*
W. Scott McGeorge	Independent	Independent	Independent	Independent	Independent
George A. Makris, Jr.	Not Independent	*	*	*	*
Joseph D. Porter	Independent	*	*	*	Independent
Robert L. Shoptaw	Independent	Independent	Independent	Independent	Independent
Mindy West	Independent	Independent	*	*	*

*
The director is not a member of the Committee.

The proxies hereby solicited will be voted for the election of the nominees shown below, as directors, to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified, unless otherwise designated in the proxy. If at the time of the meeting any of the nominees should be unable or unwilling to serve, the discretionary authority granted in the proxy will be exercised to vote for the election of a substitute or substitutes. Management has no reason to believe that any substitute nominee or nominees will be required.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE BELOW-NAMED NOMINEES FOR ELECTION TO THE BOARD.
Jay Burchfield
Mr. Burchfield, 70, was appointed to the Board in 2015. He is the retired Chairman of Ozark Trust and Investment Corporation and its subsidiary company, Trust Company of the Ozarks. His career has spanned over 40 years, primarily in the banking and financial services industry. Mr. Burchfield formerly served as an Advisory Director of Liberty Bancshares, Inc., which was acquired by the Company in February 2015.
He received a B.S. degree in Marketing in 1968 and M.S. degree in Education in 1972 from Central Missouri State University. Mr. Burchfield graduated from the Graduate School of Banking of the South at Louisiana State University in 1980. Mr. Burchfield is a veteran of the U. S. Army.

Mr. Burchfield currently serves as a Director of O’Reilly Automotive, Inc. In this role, he serves as Chairman of its Compensation Committee and as a member of its Corporate Governance and Audit Committees. Mr. Burchfield also serves as Senior Principal of SilverTree Companies, a real estate company.
The Board believes that Mr. Burchfield’s experience and expertise in the banking industry, strategic business development, executive compensation and leadership development will be beneficial in the management of the Company’s operations.
William E. Clark, II
Mr. Clark, 47, was elected to the Board in 2008. He is the Chief Executive Officer of Clark Contractors, LLC, a general contractor involved in commercial construction throughout the United States. Prior to the formation of Clark Contractors, LLC in 2009, he was employed by CDI Contractors from 1994 through 2009, where he served in various capacities culminating in his serving as Chief Executive Officer from 2007 to 2009. Mr. Clark received a B.S.B.A. degree in Business Management from the University of Arkansas in 1991.
He is chairman of the UAMS Foundation Fund Board of Directors, a past President/Chairman for the UAMS Consortium and Arkansas Children’s Hospital Committee for the Future, and a member of Fifty for the Future, Young Presidents Organization, St. Vincent Foundation, Little Rock Christian Academy Board of Trust and the Winthrop P. Rockefeller Cancer Institute.
The Board believes that Mr. Clark’s experience within the commercial construction industry provides needed skills in the assessment of the construction industry utilized by the Company in setting policies involving the allocation of credit and lending priorities.
Steven A. Cossé
Mr. Cossé, 69, was elected to the Board in 2004. On August 31, 2013, he retired as President and CEO of Murphy Oil Corporation, a Fortune 500 company listed on the New York Stock Exchange, following his election on June 20, 2012. Mr. Cossé has previously served as the Executive Vice President and General Counsel for Murphy Oil Corporation. He had served as General Counsel since 1991 and had also previously served as Senior Vice President, Vice President and Principal Financial Officer. Prior to joining Murphy Oil Corporation as General Counsel, he served for eight years as General Counsel for Ocean Drilling & Exploration Company in New Orleans, Louisiana, a NYSE listed, majority-owned subsidiary of Murphy Oil Corporation. Mr. Cossé received a B.A. degree in Government from Southeastern Louisiana University in 1969 and a Juris Doctorate degree from Loyola University in 1974.
Mr. Cossé also currently serves on the boards of Murphy Oil Corporation (a NYSE listed company), and SHARE Foundation. He is past chairman of the South Arkansas Chapter of the American Red Cross and is on the advisory board of Turning Point. Mr. Cossé is a member of the Louisiana Bar Association, Arkansas Bar Association and Union County Bar Association.
The Board believes that Mr. Cossé’s experience as an executive officer, general counsel and principal financial officer, provides needed skills in the assessment of the oil industry utilized by the Company in setting policies involving the allocation of credit and lending priorities and in the legal, financial and general business issues facing publicly traded companies.
Mark C. Doramus
Mr. Doramus, 58, was appointed to the Board in 2015. He serves as Chief Financial Officer of Stephens Inc., an independent financial services firm headquartered in Little Rock, Arkansas. He has served in several capacities at Stephens, including the corporate finance department from 1988 to 1994, Assistant to the President from 1994 to 1996 and Chief Financial Officer since 1996.
He began his career in 1980 with Arthur Andersen & Co. in Dallas, Texas, where he worked as a Certified Public Accountant. He joined the Dallas, Texas office of Trammell Crow Company in 1983, where he worked until he joined Stephens in 1988.
Mr. Doramus was a member of the CHI St. Vincent Infirmary Board of Directors from 2007 to 2016, serving as chairman from 2012 to 2014. Mr. Doramus was a member of the University of Arkansas at Little Rock Board of Visitors from 2004 to 2016. Mr. Doramus served on the Winthrop Rockefeller Foundation board from 2004 to 2009, serving as Chairman in 2009.

Mr. Doramus graduated from Rhodes College in Memphis, Tennessee, with a B.A. degree in Economics and Business in 1980 and received his M.A. degree in Real Estate and Regional Science from Southern Methodist University in Dallas, Texas in 1982.
The Board believes that Mr. Doramus’ experience in accounting and the financial services industry provides needed skills for assisting in the management of the Company’s business, including risk management, internal controls and capital management.
Edward Drilling
Mr. Drilling, 61, was elected to the Board in 2009. He joined AT&T (then Southwestern Bell Telephone Company) in 1979 and has served in various operations positions including customer service, sales and marketing, and the external affairs organization. He was named President of AT&T’s Arkansas Division in 2002. Mr. Drilling received a B.S. degree in Marketing from the Walton College at the University of Arkansas in 1978 and graduated from the Emory University Advanced Management Program in 1991.
Mr. Drilling has served on numerous boards over the last 30 years, including: past Chairman of the Arkansas State Chamber of Commerce, Arkansas Children’s Hospital Board of Trustees, University of Arkansas Board of Advisors, former President of the Little Rock, Chamber of Commerce Board of Directors, UAMS Arkansas BioVentures Advisory Board, former President of Fifty for the future, former Vice Chairman of the Arkansas Economic Development Commission.
The Board believes that Mr. Drilling’s experience as an executive within the telecommunication and information technology industry having participated in various industry transitions, mergers and technology changes provides needed skills in the assessment of the technology risks of the Company, the security measures to address these risks and valuable insights involving the executive management of a large enterprise.
Eugene Hunt
Mr. Hunt, 71, was elected to the Board in 2009. He is an attorney in private practice in Pine Bluff, Arkansas. Mr. Hunt began his practice in 1972 and has thereafter been involved in the active practice of law within Arkansas, primarily in Southeast Arkansas. He served as Judge on the Arkansas Court of Appeals from August through December, 2008 and has served as a Special Circuit Judge and Special Justice on the Arkansas Supreme Court. Additionally, he served as Director of the Child Support Enforcement Unit, Jefferson County, Arkansas from 1990-2001. Mr. Hunt received a B.A. degree in History and Government from Arkansas AM&N College in 1969 and a Juris Doctorate degree from the University of Arkansas Law School in 1971.
Mr. Hunt also serves on the boards of The Economic Development Corporation of Jefferson County, Arkansas, Jefferson Hospital and Youth Partners. He is a member of the NAACP and has served as an NAACP Affiliate Attorney since 1978.
The Board believes that Mr. Hunt’s experience as an attorney and his long-term familiarity with the business and social environment in southeastern Arkansas provides needed skills and insight in the small business and consumer needs of the Company’s banking customers in one of its major markets, southeastern Arkansas.
Jerry Hunter
Mr. Hunter, 64, was appointed to the Board in January 2017. He is a partner in the Commercial Litigation and Labor & Employment Law Client Service Groups of the international law firm Bryan Cave LLP. Mr. Hunter previously served as Labor Counsel for the Kellwood Company, Director of the Missouri Department of Labor and Industrial Relations, and General Counsel of the National Labor Relations Board. Mr. Hunter received a Bachelor’s Degree in History and Government with a Minor in Mathematics from the University of Arkansas at Pine Bluff in 1974 and a Juris Doctorate degree from Washington University School of Law in 1977.
Mr. Hunter has served on the boards of the Kellwood Company, Boys Hope Girls Hope International, Associated Industries of Missouri, St. Louis Regional Convention and Sports Complex Authority, U.S. Congress Office of Compliance, American Arbitration Association, Maryville University, and the U.S. Senate Small Business Committee Advisory Council.

The Board believes that Mr. Hunter’s experience as an attorney in senior-level governmental and private-sector roles, as well as his deep knowledge of labor and employment matters, provides needed skills and insight into the legal and regulatory environment in which the Company operates.
Christopher R. Kirkland
Mr. Kirkland, 47, was appointed to the Board in 2015. He is a private investor and conducts his real estate investment operation as The Kirkland Group. Mr. Kirkland most recently served as a principal of Anchor Investments, LLC, a private, real estate investment company based in Nashville, Tennessee. The Company had a strategic focus to acquire, own, develop and manage income-producing commercial properties in the Southeast United States and to purchase and reposition residential land or properties. Mr. Kirkland sold his interest in Anchor Investments in 2015.
Prior to forming Anchor Investments, Mr. Kirkland was the managing member of Kirkland Properties, LLC which he co-founded in 1994. While operating Kirkland Properties, Mr. Kirkland further developed skills as a successful investor in commercial real estate, focusing on the development or redevelopment and management of underperforming real estate assets. Mr. Kirkland also had an ownership interest in SouthLand Constructors, LLC, a commercial contracting company based in Brentwood, Tennessee which he operated for 10 years prior to selling the company to a construction holding company based in Chicago, Illinois in 2014.
Mr. Kirkland received a B.A. degree in economics from the University of Tennessee – Knoxville in 1992 and an M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1998.
The Board believes that Mr. Kirkland’s experience in real estate development, construction and finance provides needed skills for setting policies involving the allocation of credit and lending priorities within the expanding geographic markets of the Company and valuable insights involving the real estate business.
Scott McGeorge
Mr. McGeorge, 73, was elected to the Board in 2005. He is the senior member of a group of McGeorge and McGeorge - Dickinson family owned companies that include Pine Bluff Sand & Gravel Co., McGeorge Contracting Co., Inc. and Cornerstone Farm and Gin Co., where he serves as Chairman, Chairman and Vice President, respectively. The companies perform marine construction in a multistate regional area, build highways and similar projects, mine various minerals and produce and sell stone products, asphalt pavement and sand. Cornerstone is engaged in farming operations.
Mr. McGeorge previously served on the board of directors of National Bancshares Corporation and its wholly owned subsidiary National Bank of Commerce of Pine Bluff during the mid 1980’s before it was purchased by Boatmen’s Bank. He was on the commercial and industrial loan committee, which approved the largest loans the bank made. Mr. McGeorge received a B.S. degree in Business Administration from the University of Arkansas in 1965. He graduated from U. S. Coast Guard Officer Candidate School and served as an officer in the U.S. Coast Guard for three years.
Mr. McGeorge served as past Secretary and current board member of the National Stone Sand and Gravel Association in Alexandria, Virginia, is a member of the boards of directors of Dredging Contractors of America and National Waterways Conference, both located in Washington, D.C. and is past President and a current director of Mississippi Valley Associated General Contractors in Memphis, Tennessee. He is active in many local and civic activities. He is President of Trinity Foundation, a charitable foundation that seeks to benefit residents of Pine Bluff, Little Rock and the surrounding areas through grants for scholarship, support of educational institutions and other civic activities. He is a member of the Board of the Economic Development Corporation of Jefferson County, Arkansas.
The Board believes that Mr. McGeorge’s experience in the construction, materials, mining and agricultural industries, as well as his experience and past performance as the president of a large successful business enterprise, provides needed skills and insight into the overall business and industrial climate and the executive management of a large successful business enterprise.
George A. Makris, Jr.
Mr. Makris, 60, was elected to the Board in 1997. He is currently serving as Chairman and Chief Executive Officer of the Company. Prior to his employment by the Company on January 2, 2013, Mr. Makris had been employed by M. K. Distributors, Inc. since 1980 and had served as its President since 1985.

Mr. Makris previously served as a member of the board of directors of National Bank of Commerce from 1985 to 1996 and served as Chairman of the Board from 1994 to 1996. Mr. Makris received a B.A. degree in Business Administration from Rhodes College in 1978 and an M.B.A. from the University of Arkansas in 1980.
Mr. Makris also serves as Chairman of the board of directors of The Economic Development Corporation of Jefferson County, Arkansas and a member of the board of trustees of the Jefferson Regional Medical Center. He has previously served as Chairman of the board of trustees of the Arts and Science Center for Southeast Arkansas, Chairman of the Board of Directors of the Economic Development Alliance for Jefferson County, Chairman of the board of directors of the Greater Pine Bluff Chamber of Commerce, Chairman of the King Cotton Classic Basketball Tournament, Chairman of the board of trustees of Trinity Episcopal School, a director of Simmons First National Bank, a director of the Wholesale Beer Distributors of Arkansas, a director of the National Beer Wholesalers Association, a director of CHI St. Vincent. and a member of the board of visitors of the University of Arkansas at Pine Bluff and the University of Arkansas for Medical Sciences, College of Medicine.
The Board believes that Mr. Makris’ experience as the Chairman and Chief Executive Officer of the Company and his experience as a business executive and long-term resident of central and southeastern Arkansas provides needed skills and insight into the banking and financial services business conducted by the Company as well as the executive management of a separate successful business enterprise in Arkansas.
Joseph D. Porter
Mr. Porter, 59, was appointed to the Board in 2015. He serves as president of Akin-Porter Produce, Inc., a family owned wholesale distributor of fresh produce, located in Greenfield, Tennessee. The company has operations in Plant City, Florida, Eau Claire, Michigan; Thomasville, Georgia and Cuerevaca, Mexico. Mr. Porter’s is responsible for the oversight of the distributorship and sales force. In conjunction with the distributorship, Mr. Porter also serves as President of JP Enterprises of Greenfield, Inc. and Vice President of Moore & Porter Produce. He also is actively involved in various farming operations and as a director at Innovative Livestock Services.
Mr. Porter previously served as president of the Weakley County Chamber of Commerce and formerly served on the board of Weakly County Municipal Electric System. Mr. Porter attended University of Tennessee - Martin.
The Board believes that Mr. Porter’s experience in agri-business and farming provides needed skills for setting policies involving the allocation of credit and lending priorities within the expanding geographic markets of the Company and valuable insights involving the management of an international enterprise.
Robert L. Shoptaw
Mr. Shoptaw, 70, was elected to the Board in 2006 and was designated as the audit committee financial expert on the Company’s Audit & Security Committee in December, 2012. Mr. Shoptaw retired as president of Arkansas Blue Cross Blue Shield (“ABCBS”), a mutual health insurance company, in 2008, terminating his 39 years of service to that organization. During the 1970s and 1980s, he served in various management and executive capacities with a primary focus in medical services management, professional relations and government programs administration (Medicare administrative operations). In 1987, Mr. Shoptaw became the Executive Vice President and Chief Operating Officer of ABCBS and was named President and CEO in 1994. After retiring as President and CEO in 2008, he served as Chairman of the Board of Directors of ABCBS from 2009 to 2016. Mr. Shoptaw received a B.A. in Economics from Arkansas Tech University in 1968, an M.B.A. from Webster University in Business Administration and Health Services Management and completed the Advanced Management Program at Harvard University Business School in 1991.
Mr. Shoptaw serves as a member of the board of directors of Arkansas Center for Health Improvement, the Little Rock Metrocentre Improvement District, Arkansas Research Alliance and is the immediate past Chairman of the board of visitors of The University of Arkansas College of Medicine.
The Board believes that Mr. Shoptaw’s experience and past performance as the president of a large mutual health insurance company, provides needed skills and insight into the health care industry, health insurance industry and the financial and executive management of a large successful business enterprise.

Mindy West
Ms. West, 47, was appointed to the Board in January 2017. She currently serves as the Executive Vice President, Chief Financial Officer and Treasurer at Murphy USA Inc., a retailer of gasoline products and convenience store merchandise listed on the New York Stock Exchange, and has held that role since August 2013. Ms. West was previously employed by Murphy Oil Corporation, joining the company in 1996 and holding positions in accounting, employee benefits, planning and investor relations. She was Murphy Oil Corporation’s director of investor relations from July 2001 until December 2006 and its Vice President and Treasurer from January 2007 until August 2013, when she joined Murphy USA Inc. Ms. West holds a bachelor’s degree in Finance from the University of Arkansas and a bachelor’s degree in Accounting from Southern Arkansas University. She is a Certified Public Accountant and a Certified Treasury Professional.
The Board believes that Ms. West’s experience in accounting and finance, as well as her leadership roles in large, public companies, provide needed skills for assisting in the management of the Company’s business, including audit, risk management, internal controls and capital management.
The table below sets forth the name, age, principal occupation or employment during the last five years, prior service as a director of the Company, the number of shares and percentage of the outstanding Common Stock beneficially owned, with respect to each director and nominee proposed, as reported by each nominee:
Name	Age	Principal Occupation	Director Since	Shares Owned [a]	Percent of Class
Jay Burchfield	70	Retired, formerly Chairman, Trust Company of the Ozarks	2015	52,463	*
William E. Clark, II	47	Chairman and CEO, Clark Contractors, LLC (Construction)	2008	6,320[b]	*
Steven A. Cossé	69	Retired, President and CEO Murphy Oil Corporation	2004	26,137[c]	*
Mark C. Doramus	58	Chief Financial Officer, Stephens Inc.	2015	1,643[d]	*
Edward Drilling	61	Arkansas President, AT&T Corp.	2008	8,250	*
Eugene Hunt	71	Attorney	2009	5,296[e]	*
Jerry Hunter	64	Partner, Bryan Cave LLP	2017	0	*
Christopher R. Kirkland	47	Principal, The Kirkland Group (real estate)	2015	640,192[f]	2.0%
W. Scott McGeorge	73	Chairman, Pine Bluff Sand and Gravel Company	2005	43,296	*
George A. Makris, Jr.	60	Chairman and Chief Executive Officer of the Company, formerly President, M. K. Distributors, Inc. (Beverage Distributor)	1997	216,441[g]	*
Joseph D. Porter	59	President, Akin-Porter Produce, Inc. (Wholesale Produce)	2015	93,985[h]	*
Robert L. Shoptaw	70	Retired Executive, Arkansas Blue Cross and Blue Shield	2006	26,659[i]	*
Mindy West	47	Executive Vice President, Chief Financial Officer and Treasurer Murphy USA Inc.	2017	0	*

*
The shares beneficially owned represent less than 1% of the outstanding common shares.

[a]
“Beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose or to direct the disposition of such security. Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

[b]
Mr. Clark owns of record 4,820 shares and 1,500 shares are owned jointly with his spouse.

[c]
Mr. Cossé owns of record 6,321 shares and 19,816 shares are owned jointly with his spouse.

[d]
These shares are owned jointly by Mr. Doramus and his spouse.

[e]
Mr. Hunt owns of record 3,900 shares; 980 shares are owned jointly with his spouse; and 416 shares are held in his IRA.

[f]
Mr. Kirkland owns of record 241,214 shares; 4,975 shares are held by his wife; 35,288 shares are held in custodian accounts for his children and 358,715 are held by a trust in which Mr. Kirkland is a trustee.

[g]
Mr. Makris owns of record 44,675 shares; 100,833 shares are held jointly with his spouse; 4,117 shares are held in his IRA; 4,750 shares are held in his wife’s IRA; 1,871 shares are held in a trust for his benefit; 508 shares are held in his account in the Company’s 401(k) Plan; 499 shares were held in his account in SFNC Employee Stock Purchase Plan and 59,188 shares are deemed held through exercisable stock options.

[h]
Mr. Porter owns of record 59,101 shares and 28,993 shares are held in his 401(k) account. Mr. Porter is general partner in a family limited partnership which owns 116,001 shares of which 5,801 shares held by the partnership are attributable to Mr. Porter.

[i]
Mr. Shoptaw owns of record 24,259 shares and 2,400 shares are held in his IRA.

Committees and Related Matters
During 2016, the Board maintained and utilized the following committees: Executive Committee, Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee (“NCGC”) and Risk Committee.
During 2016, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Edward Drilling, Eugene Hunt, Scott McGeorge and, effective May 1, 2016, Chris Kirkland. Messrs. Shoptaw and Burchfield serve as financial experts on the Audit Committee. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. During 2016, this committee met 9 times.
The Compensation Committee, composed of Jay Burchfield, (Chairman), Steven A. Cossé, Mark C. Doramus, W. Scott McGeorge, Robert L. Shoptaw and, until his retirement from the Board on April 19, 2016, Harry L. Ryburn, met 6 times during 2016.
The NCGC, composed of Steven A. Cossé (Chairman), Jay Burchfield, Mark C. Doramus, W. Scott McGeorge, Robert L. Shoptaw and, until his retirement from the Board on April 19, 2016, Harry L. Ryburn, met 3 times during 2016.
The Risk Committee, composed of Mark C. Doramus (Chairman), Steven A. Cossé, Edward Drilling, Eugene Hunt, W. Scott McGeorge, Robert L. Shoptaw and, effective May 1, 2016, Joseph D. Porter, met 4 times during 2016.
The Company encourages all Board members to attend the annual meeting. Historically, the directors of the Company and its subsidiaries are introduced and acknowledged at the annual meeting. All of the current directors who stood for election at the 2016 annual meeting attended the Company’s 2016 annual meeting, except William E. Clark, II.
The Board met nine times during 2016, including regular and special meetings. All incumbent directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees on which such director served, except Joseph D. Porter, who attended 72.7% of such meetings. Mr. Porter’s absences were primarily due to conflicts and scheduling related to a family medical issue.

Board Leadership Structure
The Company’s Corporate Governance Principles and Procedures do not mandate the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes that a unified leadership structure with an experienced executive management team is more beneficial to the Company than a bifurcated leadership structure mandating the separation of the Chairman and the CEO. Over the last 30 years, there have been brief periods where the offices of Chairman and CEO were held by different persons. The few brief instances of separation were during transitions in the executive management of the Company. After the management transition was completed, the Board in each instance has chosen to return to a unified leadership structure. The Board believes that it is in the best interests of the Company to provide flexibility in the Company’s leadership structure to address differences in the Company’s operating environment as well as differences in the experience, skills and capabilities of the executive management team serving the Company from time to time. While the Board still believes the unification of the Chairman and Chief Executive Officer positions is in the Company’s best interest, the Board is authorized to separate these positions should circumstances change in the future.
In an effort to strengthen independent oversight of management and to provide for more open communication, Steven A. Cossé served as Chairman of the Executive Committee and Lead Director during 2016. Mr. Cossé, as an independent Lead Director, chaired executive sessions of the Board conducted without management. These sessions are held during each regularly scheduled Board meeting. Management also periodically meets with the Lead Director to discuss Board and Executive Committee agenda items.
Codes of Ethics
Code of Ethics - General. The Company has adopted a general Code of Ethics applicable to all directors, advisory directors, officers and associates of the Company. The Code is designed to promote the conduct the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure and compliance with laws, rules and regulations. Additionally, under the Code of Ethics, associates or Directors who learn of a business opportunity in the course of their service for the Company cannot appropriate that opportunity for themselves or for others, but must allow the Company to take advantage of the opportunity. The Company’s Code of Ethics is designed to provide guidance and resources to help ensure that:
•
The Company and its associates remain in compliance with all applicable laws and regulations;

•
The Company operates a safe and nondiscriminatory place to work and do business;

•
Confidential and proprietary information is protected;

•
Inappropriate gifts or favors are not accepted; and

•
Conflicts of interest are avoided.

Any material departure from a provision of the Code of Ethics on behalf of a member of the Ethics Committee, a Director or an executive officer may be waived by the Ethics Committee and shall be reported to the Board, and any such waiver will be promptly disclosed as required by applicable law, rule or regulation.
Code of Ethics for Finance Group. The Board has adopted a separate Code of Ethics for the Finance Group that supplements the Code of Conduct and applies to the Company’s Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer and Controller and all other officers in the Company’s Finance Group.
Both of these Codes of Ethics may be found on the Company’s website at www.simmonsbank.com in the Governance Documents section of Investor Relations. The Company will disclose any amendments or waivers with respect to its Code of Ethics for Financial Group on its website.
Transactions with Related Persons
From time to time, Simmons Bank (“Bank”), the banking subsidiary of the Company, and such other banking subsidiaries of the Company as are, or may have been, in operation from time to time, have made loans and other extensions of credit to directors, officers, employees and members of their immediate families, and from time to time directors, officers, employees and members of their immediate families have placed deposits with these banks. These loans, extensions of credit and deposits were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. The Company generally considers banking relationships with directors and their affiliates to be immaterial and as not affecting a director’s independence so long as the terms of the credit relationship are similar to those with other comparable borrowers not related to the Company.
In assessing the impact of a credit relationship on a director’s independence, the Company deems any extension of credit which complies with Federal Reserve Regulation O to be consistent with director independence. The Company believes that normal, arm’s-length banking relationships entered into in the ordinary course of business do not negate a director’s independence.
Regulation O requires such loans to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for comparable transactions by the subsidiary banks of the Company with other persons not related to the Company. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred nor may any such loans be classified or disclosed as non-accrual, past due, restructured or a potential problem loan. The Company’s Board will review any credit to a director or his affiliates that is criticized by internal loan review or a bank regulatory agency in order to determine the impact that such classification may have on the director’s independence.
An immediate family member of Mr. George A. Makris, Jr., Chairman and CEO, is employed by the Company. In 2016, Mr. Makris’ son, George A. Makris III, received compensation consisting of approximately $182,504. Such compensation is consistent with the compensation provided to other employees of the same level with similar responsibilities.
Policies and Procedures for Approval of Related Party Transactions
Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders.
Management carefully reviews all proposed related party transactions, other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arm’s-length transaction with an unrelated third party. Management reports to the Board on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Board, the related party is excused from participation in discussion and voting on the matter.
Role of Board in Risk Oversight
The Board has responsibility for the oversight of risk management. The Board, either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company and the steps being taken to manage them.
While the Board is ultimately responsible for risk oversight, the Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Risk Committee assists the Board in assessing and managing the various risks of the Company. To aid the Risk Committee in its responsibilities, Management has appointed an Enterprise Risk Management Committee of senior executives and has allocated responsibilities for the administration of the risk management program to our Executive Vice President of Internal Audit. Each of these committees has adopted charters that outline their respective duties.
The Audit Committee, composed of independent directors, focuses on financial risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to financial risk assessment and management, including risks related to fraud and liquidity. The Compensation Committee, also composed of independent directors, focuses on the management of risks associated with compensation policies and programs. During 2016, four of the Company’s directors who served on the Audit Committee also served on the Risk Committee, thereby providing an internal communication link between the committees.
Communication with Directors
Shareholders may communicate directly with the Board by sending correspondence to the address shown below. If the shareholder desires to communicate with a specific director, the correspondence should be addressed to such director. Any such correspondence addressed to the Board will be forwarded to the Chairman of the Board for review. The receipt of the correspondence and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific director will be delivered to such director promptly after receipt by the Company. Each such director shall review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board at its next meeting, so that the appropriate action, if any, may be taken.
Correspondence should be addressed to:
Simmons First National Corporation
Board of Directors
Attention: (Chairman or Specific Director)
P. O. Box 7009
Pine Bluff, Arkansas 71611

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
During 2016, the NCGC was composed of Steven A. Cossé (Chairman), Jay Burchfield, Mark C. Doramus, W. Scott McGeorge, Robert L. Shoptaw and, until his retirement from the Board on April 19, 2016, Harry L. Ryburn. All of the members of the committee satisfied the independence standards in accordance with the NASDAQ listing standards. A function of the NCGC regarding nominations is to identify and recommend individuals to be presented for election or re-election as Directors.
Director Nominations and Qualifications (Company and subsidiaries)
The Board is responsible for recommending nominees for directors to the shareholders for election at the annual meeting. The Board has delegated the identification and evaluation of proposed director nominees to the NCGC. The NCGC charter, which is available for review in the Investor Relations portion of the Company’s web site: www.simmonsbank.com, and certain corporate governance principles and procedures govern the nominations and criteria for proposing or recommending proposed nominees for election and re-election to the Board and its subsidiaries.
The identification of potential directors and the evaluation of existing and potential directors is a continuing responsibility of the committee. The NCGC has not retained any third party to assist it in performing its duties. A proposed director may be recommended to the Board at any time; however, a proposed nominee for director to be elected at the annual meeting must be presented to the Board for consideration no later than December 31 of the year immediately preceding such annual meeting.

The NCGC has not set any minimum qualifications for a proposed nominee to be eligible for recommendation to be elected as a director of the Company. The corporate governance principles provide that the NCGC shall consider the following criteria, without any specified priority or weighting, in evaluating proposed nominees for director:
• Geographic location of residence and business interests	• Type of business interests
• Age	• Business and financial expertise
• Community involvement	• Leadership profile
• Ability to think independently	• Personal and professional ethics and integrity
• Ability to fit with the Company’s corporate culture	• Equity ownership in the Company
The NCGC has no specific quotas for diversity. In evaluating potential nominees to serve as a director for the Company or the Bank, under the criteria set forth above, the NCGC seeks nominees with diverse business and professional experience, skills, gender and ethnic background, as appropriate, in light of the current composition of the boards. Additionally, the NCGC seeks geographical diversity and insights into its local and regional markets by primarily seeking potential director nominees who reside within the markets in which the Company has a significant business presence.
Nominations from Shareholders
The NCGC will consider nominees for the Board recommended by shareholders with respect to elections to be held at an annual meeting. In order for the NCGC to consider recommending a shareholder proposed nominee for election at the annual meeting, the shareholder proposing the nomination must provide notice of the intention to nominate a director in sufficient time for the consideration and action by the NCGC. While no specific deadline has been set for notice of such nominations, notice provided to the NCGC by a shareholder on or before the deadline for submission of shareholder proposals for the next annual meeting (November 14, 2017 for the 2018 meeting) should provide adequate time for consideration and action by the NCGC prior to the December 31 deadline for reporting proposed nominations to the Board. Proposed nominations submitted after such date will be considered by the NCGC, but no assurance can be made that such consideration will be completed and committee action taken by the NCGC in time for inclusion of the proposed director in the proxy solicitation for the next annual meeting.
The notice of a shareholder’s intention to nominate a director must include:
•
the name and address of the person or persons being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the SEC’s proxy rules if the person had been nominated for election by the Board;

•
information regarding the shareholder making the nomination, including name, address and number of shares of SFNC that are beneficially owned by the shareholder;

•
a representation that the shareholder is entitled to vote at the meeting at which directors will be elected, and that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•
a description of any arrangements or understandings between the shareholder and such nominee and any other persons (including their names), pursuant to which the nomination is made; and

•
the consent of each such nominee to serve as a director, if elected.

The Chairman of the Board, other directors and executive officers may also recommend director nominees to the NCGC. The committee will evaluate nominees recommended by shareholders against the same criteria, described above, used to evaluate other nominees.
Compensation Committee Interlocks and Insider Participation
During 2016, the Compensation Committee was composed of Jay Burchfield, (Chairman), Steven A. Cossé, Mark C. Doramus, W. Scott McGeorge, Robert L. Shoptaw and, until his retirement from the Board on April 19, 2016, Harry L. Ryburn, none of which were employed by the Company.

Compensation Committee Processes and Procedures
Decisions regarding the compensation of the executives are made by the Compensation Committee. Specifically, the Compensation Committee has strategic responsibility for a broad range of issues, including the Company’s compensation program to compensate key management employees effectively and in a manner consistent with the Company’s stated compensation strategy and the requirements of the appropriate regulatory bodies. The Board appoints each member of the Compensation Committee and has determined that each is an independent director.
The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs and certain employee benefits, subject to final action by the Board in certain cases. During the first quarter of each calendar year, the committee makes a specific review focusing on performance and awards for the most recently completed fiscal year and the completion of the process of setting the performance goals for the incentive compensation programs for the current year.
To assist in meeting the objectives outlined above, Korn/Ferry International, a compensation and benefits consulting firm, has been retained to advise the Compensation Committee on a regular basis on the compensation and benefit programs. The Company engaged the consultant to provide general compensation consulting services, including executive compensation. In addition, the consultant may perform special compensation projects and consulting services upon request by the Company.
The Board, upon approval and recommendation from the committee, determines and approves all non-incentive based compensation and awards to the CEO. The committee reviews the performance and approves incentive compensation of the CEO. The CEO reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies to the committee. The members of the Company’s Human Resources Group assist in such reviews. The CEO and the Human Resources Group, at least annually, review the compensation classification system of the Company, which determines the compensation of all employees of the Company and its affiliates, including other named executive officers. The Company’s compensation program is based in part on market data provided by the compensation consultant. The Compensation Committee also acts upon the proposed grants of stock-based compensation prepared by the CEO for other executives.
In determining the amount of named executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and the peer group specifically. It makes specific compensation decisions and grants based on such data, Company performance and individual performance and circumstances. For performance-based incentives, the committee sets performance targets using management’s internal business plan, industry and market conditions and other factors.
Role of Compensation Consultants
The Company periodically engages compensation consultants to aid in the review of its compensation programs. From time to time, the Company engages compensation consultants to provide national and regional general statistical information regarding compensation within the banking industry. The data reviewed may include base salary, bonus, incentive programs, equity compensation, retirement and other benefits. This information is used to validate the Company’s classification of positions and salaries within its compensation policies.
The Compensation Committee also uses compensation consultants to evaluate its executive and director compensation programs. Presently, the consultant assists such reviews by providing data regarding market practices and making specific recommendations for changes to plan design and policies consistent with the Company’s stated philosophies and objectives.
The Compensation Committee assessed the relationships between Korn/Ferry International, the Company, the Compensation Committee and the executive officers of the Company for conflicts of interest. In this assessment, the committee reviewed the criteria set forth in the SEC’s Reg.240.10C-1(b)(4) (i)-(vi), NASDAQ Rule IM-5605-5(d)(3)(i)-(vi) and such other criteria as it deemed appropriate. The committee did not identify any conflicts of interest for Korn/Ferry International.

Executive Officers
The Board elects executive officers annually. All of the officers shown in the table below have been officers for the Company for at least five years, except for Mrs. Compton and Messrs. Makris, Massanelli, Burrow, Kanneman, and McCaleb. The table below sets forth the name, age, officer position with the Company and Bank and principal occupation or employment during the last five years and tenure of service with the Company:
Name	Age	Position	Years Served
George A. Makris, Jr. [1]	60	Chairman and Chief Executive Officer	4
Robert A. Fehlman	52	Senior Executive Vice President, Chief Financial Officer and Treasurer	28
Marty D. Casteel	65	Senior Executive Vice President (Company); Chairman, President and Chief Executive Officer (Bank)	28
Stephen C. Massanelli [2]	61	Executive Vice President (Company and Bank) and Chief Administrative Officer (Bank)	2
Patrick A. Burrow [3]	63	Executive Vice President, General Counsel and Secretary (Company and Bank)	2
Barry K. Ledbetter	54	Executive Vice President and Chief Banking Officer (Bank)	31
Steve C. Wade	62	Executive Vice President and Chief Credit Officer (Bank)	15
Jennifer B. Compton [4]	44	Executive Vice President, Chief People Officer and Assistant General Counsel (Company)	1
David W. Garner	47	Executive Vice President, Chief Accounting Officer (Company and Bank) and Controller (Bank)	19
Paul D. Kanneman [5]	59	Executive Vice President and Chief Information Officer (Bank)	0
Johnny W. McCaleb [6]	63	Executive Vice President, Chief Audit Executive (Company and Bank) and Chief Risk Officer (Company)	0

[1]
Mr. Makris was elected as CEO – Elect on August 13, 2012, effective January 1, 2013. He succeeded J. Thomas May as Chairman and Chief Executive Officer upon Mr. May’s retirement on December 31, 2013. Mr. Makris has served on the Board since 1997 and served as chairman of the Company’s Audit & Security Committee from 2007 until his resignation upon his election to CEO – Elect. Prior to his election, he served as President of M. K. Distributors, Inc.

[2]
Mr. Massanelli was elected Executive Vice President/Organizational Development on December 15, 2014 and subsequently was designated as Chief Administrative Officer. Prior to becoming an officer at the Company, he was a principal in the investment firm Treadstone Partners, LLC from 2011 to 2014 and served as a Senior Vice President and Treasurer of Zale Corporation from 1997 - 2010.

[3]
Mr. Burrow was elected as Executive Vice President and General Counsel on December 15, 2014 and as secretary on January 20, 2016. Prior to becoming an officer at the Company, he was a managing member of the law firm Quattlebaum, Grooms, Tull & Burrow PLLC. Mr. Burrow had provided legal representation to the Company in various capacities over the last 30 years.

[4]
Mrs. Compton was hired as Executive Vice President, Chief People Officer and Assistant General Counsel on September 15, 2015. Prior to becoming an officer at the Company, she was Senior Vice President of Human Resources at Acxiom Corporation, a public company that provides enterprise data, analytics, and other information technology services.

[5]
Mr. Kanneman was hired as Executive Vice President and Chief Information Officer on January 2, 2017. Prior to becoming an officer of the Bank, he was a Principal and the National Business Advisory Services Practice Leader at Grant Thornton LLP, an international accounting and advisory firm.

[6]
Mr. McCaleb was hired as Executive Vice President and Chief Audit Executive on June 20, 2016. He was previously an Audit Partner at BKD, LLP, a national accounting and advisory firm.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section is a discussion of certain aspects of the Company’s compensation program as it pertains to the principal executive officer, the principal financial officer and the three other most highly-compensated executive officers during 2016. These five persons are referred throughout as the “named executive officers.” This discussion focuses on compensation and practices relating to the Company’s most recently completed fiscal year and changes to such compensation and practices going forward.
The Company believes that the performance of each of the named executive officers has the potential to impact the profitability of the Company, in both the short-term and long-term. Therefore, the Company places significant emphasis on the design and administration of its executive compensation program.
Committee
The compensation program for the Company is designed and administered by the Compensation Committee. For 2016, the members of this committee were: Jay Burchfield, Chairman, Scott McGeorge, Robert Shoptaw, Steve Cossé, Mark Doramus and, until his retirement from the Board on April 19, 2016, Harry L. Ryburn.
Executive Compensation Philosophy
The Company seeks to provide executive compensation packages that are significantly connected to the Company’s overall financial performance, the increase in shareholder value, the success of the Company and the performance of the individual executive. The main principles of this strategy include the following:
•
attract and retain highly effective and competent executive leadership,

•
encourage a high level of performance from the individual executive,

•
align compensation incentives with the performance of the business unit most directly impacted by the executive’s leadership and performance,

•
enhance shareholder value, and

•
improve the overall performance of the Company.

The Compensation Committee strives to meet these objectives while maintaining market competitive compensation levels and ensuring that the Company makes efficient use of its shares and has predictable expense recognition.
Peer Comparison
In determining the amount of named executive officer compensation each year, the committee reviews competitive market data from the banking industry as a whole and a specific peer group of comparably sized banking organizations. The committee uses a peer group of banking organizations for comparison in setting executive compensation practices and levels of base salary, incentives and benefits.
Prior to setting the peer group, the committee obtains the recommendation of its compensation consultants on the makeup of its peer group. Due to its recent growth, the compensation consultant recommended a peer group of publicly traded regional banks with assets between $3.8 billion to $15.1 billion (approximately one half to twice the Company’s size) located in the states of Alabama, Arkansas, Colorado,

Florida, Georgia, Iowa, Illinois, Kansas, Kentucky, Louisiana, Missouri, Mississippi, North Carolina, Nebraska, Oklahoma, South Carolina, Tennessee, and Texas. The Compensation Committee adopted the peer group as recommended by its compensation consultant. For 2016, the peer group consisted of 20 banking organizations, the name and ticker symbol for each member of the peer group is set forth below:
BancFirst Corp. (BANF)	BancorpSouth Inc. (BXS)
Bank of the Ozarks Inc. (OZRK)	Capital Bank Financial Corp. (CBF)
First Finl Bankshares Inc. (FFIN)	First Midwest Bancorp Inc. (FMBI)
Heartland Financial USA Inc. (HTLF)	Home BancShares Inc. (HOMB)
IBERIABANK Corp. (IBKC)	International Bancshares Corp. (IBOC)
MB Financial Inc. (MBFI)	National Bank Hldgs Corp. (NBHC)
Pinnacle Financial Partners Inc. (PNFP)	PrivateBancorp Inc. (PVTB)
Renasant Corp. (RNST)	South State Corporation (SSB)
Taylor Capital Group Inc. (TAYC)	Texas Capital Bancshares Inc. (TCBI)
Trustmark Corp. (TRMK)	United Community Banks Inc. (UCBI)
The committee believes the peer group is indicative of the market in which the Company competed for the employment and retention of executive management during 2016 and such institutions are of similar size and have similar numbers of employees, product offerings and geographic scope. In recent years, due to the consolidation in the banking industry, there has been a significant reduction in the number of organizations satisfying the peer group criteria.
The executive salary and benefit programs are targeted to the peer group median for each compensation category in order to be competitive in the market. In cases where an executive’s experiences or performance warrant, the Company may exceed the peer group median. The Company’s incentive programs are analyzed with similar programs of the peer group. The incentive programs are designed for the emphasis of performance based compensation within the Company’s specific business operations.
The committee attempts to make compensation decisions consistent with the foregoing objectives and considerations including, in particular, market levels of compensation necessary to attract, retain and motivate the executive officers. Therefore, the aggregate wealth accumulated or realizable by an executive from past compensation grants is considered but not determinative in setting compensation or making additional grants.
Comprehensive Compensation Study
During 2014, the Company combined all of its subsidiary banks into the Bank and agreed to acquire two banking organizations located in Tennessee and Missouri. With the reorganization of the internal banking operations and the significant increase in size of the Company due to the then pending acquisitions, the committee and management desired to analyze the Company’s compensation practices in comparison to a peer group based upon its new organizational structure and increased size. The Company engaged Hay Group (now known as Korn/Ferry International) during 2014 to conduct a comprehensive study of the compensation practices of the Company.
The compensation study separately addressed executive management (then 64 positions) and the remainder of the Company’s workforce (over 1200 positions at that time). This discussion will focus on the study findings related to executive management. The study compared base salary, incentive compensation, target total cash compensation, long term incentive compensation and total direct compensation of the Company to the general market (diverse group of industries) and to the financial market (banking, insurance and other financial organizations). The study results showed that for each of the compensation types set forth above that the Company was significantly below the 50th percentile of both the general market group and the financial market group, with the total targeted cash compensation and total direct compensation for the Company falling at the 25th percentile. In response to the study the Chief Executive Officer recommended to the committee that the Company needed to take steps to move the total direct compensation of the Company’s executive management and overall workforce toward the median total direct compensation for comparable positions in the peer group as the measurable financial and economic performance of the Company moves up toward the median for the peer group.

The committee determined that action was necessary to enhance the incentive compensation programs and thereby increase the total direct compensation for the Company to remain competitive in hiring and retaining executive management within the markets in which it operates. The primary enhancement would be to increase incentive compensation to executive management based upon the achievement of key strategic objectives related to the profitability of the Company. Further, the committee determined that there was an opportunity to provide some consistency in the applicable strategic objectives and reduce the operating complexities of the prior incentive plans.
The committee determined that the incentive compensation structure for the executive management should consist of an annual incentive plan providing cash payments and a long term incentive plan providing equity awards. After the approval of the incentive plan submitted to the shareholders for approval at the 2015 annual shareholders meeting, the Company implemented the revised incentive programs for executive management under the Simmons First National Corporation 2015 Incentive Plan.
Decisions Regarding Composition of Total Direct Compensation
The Company’s executive compensation program provides a mix of separate components that seek to align the executives’ incentives with increasing shareholder value. The Company’s executive incentive compensation program includes both non-equity and equity incentive compensation. The Company has established target allocations of non-equity incentive compensation for executive officers. For the CEO, the Compensation Committee has set a target allocation of potential non-equity incentive compensation at 85% of salary. For the executive officers other than the CEO, the committee has set targets for potential non-equity incentive compensation based upon the executive’s scope and performance ranging from 35% to 70% of salary. The Company has also established target allocations of equity incentive compensation for executive officers. For the CEO, the Compensation Committee has set a target allocation of potential equity incentive compensation at 125% of salary. For the executive officers other than the CEO, the committee has set targets for potential equity incentive compensation based upon the executive’s scope and performance ranging from 40% to 80% of salary. If performance goals are achieved at the threshold level, the annual grants for equity incentive compensation to such executives will be 50% of target. If performance goals are achieved at the target level, the annual grants for equity incentive compensation to such executives will be 100% of target. If performance goals are achieved at the maximum level, the annual grants for equity incentive compensation to such executives will be 150% of target. The annual grants for equity incentive compensation consist of restricted stock unit awards, performance share unit awards and/or stock options as specified by the committee. The Compensation Committee has expanded its use of different equity incentive vehicles by utilizing restricted stock awards, restricted stock units, performance share units and non-qualified stock options.
For 2016, the compensation of the named executive officers was allocated as follows:
•
Base Salaries plus Bonus: ranges from approximately 28% to 47% of total direct compensation.

•
Non-equity incentives: ranges from approximately 14% to 22% of total direct compensation.

•
Equity incentives: ranges from approximately 37% to 52% of total direct compensation.

“Total direct compensation” means annual base salaries plus bonus plus non-equity and equity incentive compensation. The foregoing percentages are based on the full grant date fair value of annual compensation (calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation). Please refer to the discussion of Accounting Standards Codification Topic 718, Compensation – Stock Compensation, which precedes the 2015 Summary Compensation Table, below.
The Company emphasizes market practices in the design and administration of its executive compensation program. The Compensation Committee’s philosophy is that incentive pay should constitute a significant component of total direct compensation. The executive compensation program utilizes stock options, restricted stock awards, restricted units and performance share units. Equity incentive performance measures should promote shareholder return and earnings growth, and the plan design should be based upon a direct connection between performance measures, the participant’s ability to influence such measures and the award levels.

The Company’s compensation consultant has recommended that the Company include stock options, restricted stock awards, restricted stock units as well as performance based stock awards. The inherent nature of stock options, increasing in value only as the stock price increases, provides incentive compensation to executives only as the price of the Company stock increases. The Compensation Committee has adopted the recommendation of the compensation consultant and has included stock options, restricted stock units and performance awards as components of the 2016 incentive compensation program.
Executive Compensation Program Overview
The four primary components of the executive compensation program are:
•
base salary and annual bonus,

•
non-equity incentives,

•
equity incentives, and

•
benefits.

1.
Base Salary and Bonus

Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. The Company pays base salaries because it provides a basic level of compensation and is necessary to recruit and retain executives. The Company may use annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Base salary levels are also used as a benchmark for the amount of incentive compensation opportunity provided to an executive. For example, participation in the executive incentive plan (“EIP”) is set within a range based upon the executive’s scope of responsibility and the executive’s performance.
As discussed above, the Company’s executive compensation program emphasizes targeting the total amount of compensation to peer group practices with a mix of compensation, including a significant component of incentive compensation. At lower executive levels, base salaries represent a larger proportion of total compensation but at senior executive levels total compensation contains a larger component of incentive compensation opportunities.
Historically, the Company has paid bonuses for executive officers for special circumstances but does not regularly utilize discretionary bonuses as a significant part of the executive compensation program. The Compensation Committee has recently re-examined its position regarding discretionary compensation, including discretionary bonuses and has utilized discretionary bonuses in connection with the successful completion of certain recent acquisitions.
2.
Non-Equity Incentives

The Company uses the EIP as a short-term incentive to encourage achievement of its annual performance goals. The EIP focuses on the achievement of annual financial goals and awards. The EIP is designed to:
•
support strategic business objectives,

•
promote the attainment of specific financial goals for the Company and the executive,

•
reward achievement of specific performance objectives, and

•
encourage teamwork.

The EIP is designed to provide executives with market competitive compensation based upon their scope of responsibility. The size of an executive’s EIP award is influenced by these factors, market practices, Company performance and individual performance. The Compensation Committee generally sets the annual EIP award for an executive to provide an incentive at the market median for expected levels of performance. All of the named executive officers participate in the EIP. Awards earned under the EIP are contingent upon employment with the Company through the payment date in the first quarter of the following fiscal year (no later than March 15), except for payments made in the event of death, retirement or disability.

The ultimate amount paid to an executive under the EIP is a function of four variables:
•
the executive’s target award;

•
the goals set for the Company; the payout amounts established by the Compensation Committee which correspond to Threshold, Target and Maximum levels of performance; and

•
the Compensation Committee’s determination of the extent to which the goals were met.

Effective for 2016, the Compensation Committee approved company-wide core net income and efficiency ratio as the underlying performance parameters for the EIP, and developed corresponding threshold, target, and maximum performance levels for each measure. The Committee also set target annual incentive opportunities for each named executive officer, measured as a percentage of base salary. Threshold and maximum payout opportunities, at 50% and 200% of target, were established for each performance goal. No portion of the annual incentive payout is guaranteed. If threshold net income or threshold efficiency ratio performance levels are not achieved, no payouts will be made under the EIP for that plan goal. To incent EIP participants to make decisions that have positive long-term impact on the Company, even at the expense of short-term results, and to prevent unusual gains and losses from having too great an impact on plan payouts, the Compensation Committee retained discretion to exclude items impacting comparability from company-wide results and adjust actual results for specific items that occurred during the plan year. Further, the Compensation Committee reserves the right to adjust the amount payable under the EIP in accordance with any standard or on any other basis (including a discretionary basis), as the Compensation Committee may determine.
Since 2015, the EIP plan design reflects changes to prior year practices implemented after the Compensation Committee’s review of annual incentive pay practices at the Company. These plan design changes include:
•
Limiting EIP eligibility to executives leading business functions and executives that are able to directly impact overall corporate performance and the achievement of the Company’s business strategy.

•
Using core net income as a corporate performance measure in place of earnings per share. This change was made to avoid duplication of performance measures with the long-term incentive plan, discussed below, which uses earnings per share as a primary measure of Company performance.

•
Increasing the emphasis on overall Company performance to determine incentive pay for EIP participants. The EIP performance goals are tied directly to the Company’s business strategy and now represent approximately 44% to 49% of the incentive pay opportunity for our named executive officers.

•
Using a single performance hurdle, net income, which must be achieved prior to any payouts under the EIP. Net income was selected as the plan hurdle to ensure that a sufficient level of corporate profit is attained to support the payment of annual incentive compensation.

The committee sets the performance measures in the first quarter of each year based on management’s confidential business plan and budget for the coming year, which typically includes planned revenue growth, cost management and profit goals. The committee also sets threshold, target and maximum performance levels. Maximum performance levels reflect ambitious goals which can only be attained when business results are exceptional. Threshold performance levels for the components are usually set at the prior year’s performance level, unless a higher threshold is determined to be appropriate due to unsatisfactory financial performance in the prior year.
The committee also assesses actual performance relative to pre-set levels and, in doing so, determines the amount of any final award payment. In determining final awards and in evaluating personal performance, the committee considers adjustments to GAAP net income and other corporate performance measures for unplanned, unusual or non-recurring items of gain or expense.
Each participant in the EIP is allocated a targeted incentive as a percentage of his or her base salary which is payable if the Company’s performance satisfies the Target performance points for all components under the EIP and satisfies the qualifying criteria. The table below shows the targeted benefit for the named executive officers for 2015.

Executive Name & Title	Targeted Benefit (% of Base Salary)	Targeted Benefit ($)
George A. Makris, Jr., Chief Executive Officer	85.00%	$505,750
Robert A. Fehlman, Chief Financial Officer	70.00%	$233,800
Marty D. Casteel, Senior Executive Vice President	70.00%	$233,800
Barry K. Ledbetter, EVP & Chief Banking Officer	40.00%	$124,400
Patrick A. Burrow, EVP, General Counsel & Secretary	40.00%	$106,920
For the named executive officers except Mr. Ledbetter, the identification and weighting of the EIP components is uniform. For Mr. Ledbetter and certain other executives, the applicable EIP components may include performance components within the business line he manages. Further, the weighting of the EIP components may vary among the other participants in the EIP. The weighting of the EIP components for the named executive officers participating in the EIP in 2016 is as follows:
Component	All NEOs (except Ledbetter)	Ledbetter
Corporate Core Net Income	50%	25%
Core Efficiency Ratio 2016	50%	25%
Adj. Total Revenue - Simmons Bank	0%	25%
Adj. Pre-tax earnings - Simmons Bank	0%	25%
Generally, each component (other than individual goals) has three performance levels that determine the participant’s payout for that component, Threshold, Target and Maximum. No payout is earned for a component if the Company’s performance is below the Threshold. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the participant’s targeted benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold but less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component.
The corporate core net income component is based upon the Company’s net income adjusted to exclude the tax adjusted merger related expense, branch right sizing expense, FDIC Loss Share termination expense and any non-recurring expenses. For the named executive officers (except Ledbetter), this component is allocated 50% (25% for Ledbetter) of the participant’s targeted EIP benefit. The Threshold for the corporate core net income component is the prior year’s core net income, as so adjusted, $89,622,000 for 2016. The Target and Maximum for 2016 were set at $108,242,000 and $113,654,000, respectively, or 121% and 127%, respectively, of the 2016 Threshold. The actual adjusted corporate core net income for 2016 was $101,409,000. The 2016 results for this component exceeded the Threshold but did not reach the Target for 2016. The prorated formula for performance in excess of the Threshold but less than Target provided a benefit from the corporate core net income component of 82% of the allocated target benefit. A more detailed discussion on EIP qualifying and limitation criteria is set forth below.
The efficiency ratio component is based upon the Company’s efficiency ratio for 2016. Efficiency Ratio means non-interest expense (excluding non-recurring items, foreclosed property expense, amortization of intangibles and goodwill impairments) divided by the sum of net interest income plus non-interest revenues (excluding gains from securities and non-recurring items). For the named executive officers (except Ledbetter), this component is allocated 50% (25% for Ledbetter) of the participant’s targeted EIP benefit. The committee establishes a Threshold, Target and Maximum for the efficiency ratio of the Company. The Threshold is the prior year’s actual performance, 59.5%. The Target and Maximum were set at 56.4% and 53.0%, respectively, or 95% and 89% of the 2016 Threshold. The actual efficiency ratio for 2016 was 56.3%. The 2016 results for this component exceeded the Target but did not reach the Maximum for 2016. The prorated formula for performance in excess of the Target but less than Maximum provided a benefit from the efficiency ratio improvement component of 103% of the allocated target benefit.

The adjusted total revenue component for Mr. Ledbetter is based upon the total revenue of Simmons Bank for 2016, as adjusted. Adjusted Total Revenue means the sum of the net interest income plus the non-interest income of Simmons Bank (excluding such items attributable to the operations of former locations of Citizens National Bank). For Mr. Ledbetter, this component is allocated 25% of the participant’s targeted EIP benefit. The committee establishes a Threshold, Target and Maximum for the adjusted total revenue component. The Threshold is the prior year’s actual performance, $246,900,000. The Target and Maximum were set at $274,330,000 and $301,770,000, respectively, or 111% and 122% of the 2016 Threshold. The actual adjusted total revenue for 2016 was $266,583,000. The 2016 results for this component exceeded the Threshold but did not reach the Target for 2016. The prorated formula for performance in excess of the Threshold but less than Target provided a benefit from the adjusted total revenue component of 86% of the allocated target benefit.
The adjusted pretax earnings component for Mr. Ledbetter is based upon the pretax earnings of Simmons Bank for 2016, as adjusted. Adjusted Pretax Earnings means Adjusted Total Revenue less the non-interest expense of Simmons Bank (excluding such items attributable to the operations of former locations of Citizens National Bank). For Mr. Ledbetter, this component is allocated 25% of the participant’s targeted EIP benefit. The committee establishes a Threshold, Target and Maximum for the adjusted pretax earnings component. The Threshold is the prior year’s actual performance, $158,922,000. The Target and Maximum were set at $176,572,000 and $194,231,000, respectively, or 111% and 122% of the 2016 Threshold. The actual adjusted pretax earnings for 2016 was $165,905,000. The 2016 results for this component exceeded the Threshold but did not reach the Target for 2016. The prorated formula for performance in excess of the Threshold but less than Target provided a benefit from the adjusted total pretax earnings component of 70% of the allocated target benefit.
Benefit Level [1]	Threshold 50%	Target 100%	Maximum 200%	2016 Results	2016 Prorated Benefit Level
Core Net Income	$89,622,000	$108,242,000	$113,654,000	$101,409,000	82%
Core Efficiency Ratio	59.5%	56.4%	53.0%	56.3%	103%
Aggregate Benefit [2]					92.5%
Adjusted Total Revenue	$246,900,000	$274,330,000	$301,770,000	$266,583,000	86%
Adjusted Pretax Earnings	$158,922,000	$176,572,000	$194,231,000	$165,905,000	70%
Aggregate Benefit [3]					85.3%

[1]
The percentage shown is the percentage of the target benefit for this component earned for performance of the component at the designated level.

[2]
The percentage shown is the percentage of the target benefit earned for performance of the above two components at the designated levels based upon the 50% weighting for each component applicable to all NEOs except Mr. Ledbetter.

[3]
The percentage shown is the percentage of the target benefit earned for performance of the four components at the designated levels based upon the 25% weighting for each component applicable to Mr. Ledbetter.

In addition to the performance based components discussed above, the EIP has a qualifying criterion that must be satisfied annually in order for any participant to qualify for benefits under the EIP. The failure to satisfy the qualifying criterion will prevent the participant from earning any EIP benefit to which he or she would have been entitled based upon the EIP components discussed above. The qualifying criterion for 2016 was the Company’s net income must exceed $56,000,000. In summary, the Compensation Committee determined that for 2016 the Company did satisfy the qualifying criterion, the corporate core earnings component and the corporate efficiency ratio component and in the case of Mr. Ledbetter, the total revenue and pretax earnings components. A summary of the EIP payments to the participating named executive officers for 2016 are shown in the following table.

Name	Component	Weighting Factor (%)	Targeted Incentive ($)	Earned BenefitLevel (%)	Incentive Earned ($)
George A. Makris, Jr.	Core Net Income	50%	$252,875	82%	$207,358
	Efficiency Ratio	50%	252,875	103%	260,461
	Total EIP Benefit			92.5%	$467,819
Robert A. Fehlman	Core Net Income	50%	$116,900	82%	$95,858
	Efficiency Ratio	50%	116,900	103%	120,407
	Total EIP Benefit			92.5%	$216,265
Marty D. Casteel	Core Net Income	50%	$116,900	82%	$95,858
	Efficiency Ratio	50%	116,900	103%	120,407
	Total EIP Benefit			92.5%	$216,265
Barry K. Ledbetter	Core Net Income	25%	$31,100	82%	$25,501
	Efficiency Ratio	25%	31,100	103%	32,033
	Adj. Total Revenue	25%	31,100	86%	26,746
	Adj. Pretax Earnings	25%	31,100	70%	21,770
	Discretionary Adjustment [a]			-10%	(12,440)
	Total EIP Benefit			75.3%	$93,611
Patrick A. Burrow	Core Net Income	50%	$53,460	82%	$43,837
	Efficiency Ratio	50%	53,460	103%	55,064
	Total EIP Benefit			92.5%	$98,901

[a] The Compensation Committee applied a negative adjustment in the amount of  $12,440 to Mr. Ledbetter’s EIP payout due to credit administration policy exceptions being above internal targets.
3.
Equity Incentives

Historically, the Company has made stock option and restricted stock awards to executives of the Company and its subsidiary banks. These awards are generally granted once a year, although in special circumstances additional grants may be made. These awards are used to create a common economic interest among executives and shareholders and to recruit and retain qualified executives. Historically, the Company’s stock options generally have an exercise price equal to the closing price of the Company’s stock at the time of the grant, a ten year term and vest in equal installments over five years after the date of grant. The Company’s restricted stock grants generally do not require any payment from the participant and vest in equal installments over five years after the date of grant, although vesting may be over a shorter period if the participant is nearing retirement. On several occasions in the past, the committee has chosen to grant non-qualified stock options when under the specific circumstances the desired grants would not qualify as incentive stock options or the committee determined that stock appreciation rights should be granted with the options. Prior to 2009, the Company had generally utilized incentive stock options for most executives. But due to changes in the accounting rules regarding stock-based compensation and the turmoil in the banking industry during the Great Recession, the Company decided in 2009 to de-emphasize stock options and increase the use of restricted stock in making future grants.
Effective for 2015 and thereafter, the Compensation Committee revised the operation of the Company’s equity incentive program, including the adoption of a Long Term Incentive Plan (“LTIP”) under the Simmons First National Corporation 2015 Incentive Plan. The major components of the LTIP are non-qualified stock options, restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance shares units (“PSUs”) that are settled in shares of common stock based on results over a three-year performance period.
Stock Options reward stock price appreciation directly by providing the opportunity for compensation only if the Company’s stock price increases from the date of grant. All stock options granted for 2016 have an exercise price equal to the closing market price of our common stock on the date of grant, a 10-year term, and vest ratably over three years from the date of grant, subject to the executive’s continued employment with the Company. PSUs reward the achievement over a 3-year performance period of specified financial performance criteria specified in the PSU at the time of the grant. Achievement of a threshold level of performance results in a payout equal to 50% of each participant’s approved target opportunity. Target performance results in a payout equal to 100% of the targeted opportunity. The maximum number of shares that can be earned for each of these performance measures is 200% of the targeted number of PSUs. The ultimate value of performance shares, which are paid in stock, is also impacted directly by stock price appreciation or depreciation over the performance period. Dividend equivalents are paid at the conclusion of the performance period based on the number of shares actually earned during the applicable performance period. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance points for that component.
For the three year performance period commencing in 2016 (“2018 Performance Period”), the allocation of the equity vehicles under the LTIP is anticipated to be 25% in stock options, 25% in RSUs and 50% in PSUs. Performance above the Target level does not increase the payout on the portion of the incentive allocated to stock options or RSUs, while performance above the Target may increase the payout on PSUs up to 200% of the Target payout level, hereby providing an approximate overall limitation on the LTIP benefits of 150% of Target payout.
When performance based grants of restricted stock are utilized, the Compensation Committee identifies the specific components of the Company’s financial performance to be used in determining the grants. The components are weighted to emphasize the current strategic focus of the Company. The Compensation Committee sets Threshold, Target and Maximum performance levels for each component which if satisfied will entitle the participant to 50%, 100% and 200%, respectively, of the participant’s targeted benefit attributable to that component. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the Participant’s target benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum target benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance points for that component.
In order to transition into three year performance cycles under the LTIP, for 2015, the initial year in which grants were made under the LTIP, each participant received three grants, based upon the Company’s performance under the specified performance metrics for performance periods ending December 31 of 2015, 2016 and 2017. The equity incentive grant for the 2015 performance period consisted of non-qualified stock options vesting in installments over three years and a performance based restricted stock grant based upon the Company’s performance under the specified performance criteria during the 2015 performance period. This restricted stock award vested immediately upon grant. Additionally, the LTIP utilized two shortened “stub” performance periods, one ending on December 31, 2016 and one ending on December 31, 2017 to create a rolling three year cycle of LTIP grants. The grants for the stub periods (“Transition Grants”) consist of non-qualified stock options and PSUs. These stub periods have distinct performance goals, based on the shortened performance period, and payouts will occur at the end of each “stub” performance period based on performance against the stub period core earnings per share and core return on average tangible common equity goals. For LTIP grants made in 2016 and thereafter, the awards are expected to be based upon a regular three year performance cycle.

2018 Performance Period Grant
The equity incentive granted for the 2018 Performance Period (three year period 2016-2018) consists of 25% stock options, 25% RSUs and 50% PSUs. The options vest over three years and have a strike price equal to the market price of SFNC stock at the time of the grant. For the 2018 Performance Period, the PSUs were granted to the equity incentive plan participants in January, 2016 and will be payable in early 2019 after certification of the results of the 2018 Performance Period by the committee. In January, 2016, the Compensation Committee established the performance criteria and the target payout for the PSUs, under the LTIP, including the named executive officers. The table below sets forth certain details for the equity incentive for the named executive officers in the 2018 Performance Period:
	Targeted Equity Incentive	Targeted Equity Incentive	Stock Option Allocation	RSU Allocation	PSU Allocation
Executive Name & Title	(% of Salary)	($)	($)	($)	($)
George A. Makris, Jr., CEO	114%	$712,959	$158,828	$184,789	$369,342
Robert A. Fehlman, CFO	74%	256,479	57,094	66,533	132,852
Marty D. Casteel, EVP	74%	256,479	57,094	66,533	132,852
Barry K. Ledbetter, EVP & CBO	47%	149,372	33,232	38,792	77,348
Patrick A. Burrow, EVP, General Counsel & Secretary	47%	128,493	28,576	33,384	66,533

For grants made for the 2018 Performance Period, the Compensation Committee set the PSU financial performance criteria as a single component, subject to a modifier based upon a separate metric. The specified component is core earnings per share and the modifier is the total shareholder return ratio. The performance levels for the 2018 Performance Period were set based upon the Company’s performance for 2015. The core earnings per share target is set at $4.14, representing a 10% annual growth during the 2018 Performance Period from the core earnings per share for 2015. The threshold level is set at $3.82 (90% of the target level) and the maximum is set at $4.45 (105% of the target level). If the core earnings per share is below the threshold, there will be no core earnings per share entitlement.
If at least threshold performance is satisfied for the core earnings per share component, then the core earnings per share entitlement is subject to modification based upon the total shareholder return ratio. The total shareholder return ratio is the average total shareholder return for SFNC during the 2018 Performance Period divided by the total shareholder return of the SNL Mid Cap US Bank Index over the same period computed over the last twenty trading days during the 2018 Performance Period. If the total shareholder return ratio is 90% or less (threshold), then the TSR modifier shall be 80%, if the total shareholder return ratio equals 100% (target), the TSR modifier shall be 100% and if the total shareholder return ratio exceeds 110% (maximum), the TSR modifier shall be 120%. If the total shareholder return ratio is in excess of the threshold and less than the maximum, then the participant’s TSR modifier is a prorated percentage computed based upon the actual total shareholder return ratio in proportion to the closest performance level for that component. The PSU payout percentage shall be the product of the core earnings per share entitlement multiplied by the TSR modifier, provided that in no event may the PSU payout percentage exceed 200% of the target.
2018 Performance Period Performance Criteria
Component	Threshold (50%)	Target (100%)	Maximum (200%)
Core earnings per share	$3.82	$4.14	$4.45
Modifier	Threshold (80%)	Target (100%)	Maximum (120%)
Total Shareholder Return Ratio	90%	100%	110%

2014 CEO - Long Term Incentive Plan
In 2014, the Company adopted the Simmons First National Corporation Chief Executive Officer Long Term Incentive Plan, which is referred to as the CEO-LTIP. The CEO-LTIP was intended to provide a one-time incentive compensation grant to the CEO for achieving multi-year financial goals of the Company. The financial goal specified in the plan is the growth of diluted core earnings per share over a three year period, 2014-2016 (“Performance Period”). The diluted core earnings per share for 2013 were $1.69.
The award under the CEO-LTIP consists of performance-based restricted stock and cash. For the stock component, the Company allocated up to 27,106 shares of SFNC stock to the CEO as a restricted stock grant under the CEO-LTIP. For the cash component, the Company will pay to the CEO a cash bonus (“Cash Dividend Adjustment”) in an amount equal to the dividends that would have been paid during the Performance Period on the SFNC shares in the restricted stock grant which vest to the CEO.
The CEO-LTIP provided for benefits within three possible levels: Threshold, Target and Maximum. The Threshold performance point requires the Company’s diluted core earnings per share for 2016 to equal or exceed $2.90. The Target performance point requires the Company’s diluted core earnings per share for 2016 to equal or exceed $3.16. The Maximum performance point requires the Company’s diluted core earnings per share for 2016 to equal or exceed $3.43.
If the Company’s performance meets the Threshold performance point level for the Performance Period, then the CEO would receive the Threshold award (6,777 shares plus the Cash Dividend Adjustment). If Target level is attained, the CEO would receive the Target award (13,553 shares plus the Cash Dividend Adjustment). If Maximum level is attained, the CEO would receive the Maximum award (27,106 shares plus the Cash Dividend Adjustment). If the performance was in excess of the Threshold and less than the Maximum, then the CEO’s entitlement was a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance points. The diluted core earnings per share for 2016 were $3.28. Hence, Mr. Makris was vested in 19,575 SFNC shares under the plan upon certification by the Compensation Committee. In addition, he received $54,027 in cash as a dividend equivalent payment on the shares earned for dividends that were paid during the performance period.
In addition to the performance based restricted stock grants, the Compensation Committee periodically utilizes time-vested restricted stock grants in the form of RSAs or RSUs in connection with hiring or promoting executives within the Company and as equity incentives for senior officers below the executive level. During 2016, seventy-five Company officers received time vested restricted stock unit grants.
Please refer to the section below, “Other Guidelines and Procedures Affecting Executive Compensation” for additional information regarding the Company’s practices when granting stock options and restricted stock units.
4.
Benefits

A.
Profit Sharing and Employee Stock Ownership Plan.

The Company previously offered a combination profit sharing and employee stock ownership plan. This plan was open to substantially all of the employees of the Company including the named executive officers. The plan and the contributions to the plan were designed to provide for retirement benefits to employees and allow the employees of the Company to participate in the ownership of stock in the Company. During 2016, the Company terminated this plan and merged it into the Company’s 401(k) plan.
B.
401(k) Plan.

The Company offers a qualified 401(k) Plan in which it makes matching contributions to encourage employees to save money for their retirement. Additionally, the Company may make profit-sharing contributions to the plan which are allocated among participants based upon plan compensation without regard to participant contributions. This plan, and the contributions to it, enhance the range of benefits offered to executives and enhance the Company’s ability to attract and retain employees. Under the terms of the 401(k) Plan, employees may defer a portion of their eligible pay, up to the maximum allowed by I.R.S.

regulation, and the Company matches 100% of the first 4% of compensation and 50% of the next 2% of compensation for a total match of 5% of eligible pay for each participant who defers 6% or more of his or her eligible pay. Additionally, for 2016 the Compensation Committee has approved a discretionary contribution of 1.98% of aggregate associate compensation into the 401(k) plan based upon the Company satisfying certain internal financial performance criteria, which will be made as soon as administratively feasible.
C.
Perquisites and Other Benefits.

Historically, perquisites and other benefits have represented a small part of the overall compensation package, and are offered only after consideration of business need. The Compensation Committee annually reviewed the perquisites and other personal benefits that are provided to senior management. The primary perquisites were automobile allowances, club memberships and certain relocation and moving expenses. For 2016 and thereafter, the Company has chosen to substantially change the manner in which it provides perquisites to senior management officers. Rather than administer separate perquisite programs for numerous officers within the Company, the Company will provide a cash stipend to executive officers to cover the costs of such items that the officer needs to perform his or her duties. The stipends are taxable income to the officers and are generally uniform in amount for officer with similar duties and responsibilities.
D.
Post-Termination Compensation.

Deferred Compensation Arrangements. In 2016, the Company maintained four non-qualified deferred compensation arrangements designed to provide supplemental retirement pay from the Company to certain of the named executive officers. The Deferred Compensation Agreements for Messrs. Makris, Fehlman, Ledbetter and Casteel are non-qualified defined benefit type plans. The Company bears the entire cost of benefits under these plans. The Company provides retirement benefits in order to attract and retain executives. The amounts payable to the participants under these plans are determined by each plan’s benefit formula, which is described in the section below “Pension Benefits Table.”
Change in Control Agreements. The Company has entered into Change in Control Agreements (“CIC Agreements”) with members of senior management of the Company and its subsidiaries, including each of the named executive officers. The Company entered into the CIC Agreements because the banking industry has been consolidating for a number of years and it does not want its executives distracted by a rumored or actual change in control. Further, if a change in control should occur, the Company wants its executives to be focused on the business of the organization and the interests of shareholders. In addition, it is important that the executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. The Company believes the CIC Agreements are consistent with market practice and assist the Company in retaining its executive talent. The level of benefits for the named executive officers ranges from two to three times certain elements of their compensation which the Compensation Committee believes is competitive with the banking industry as a whole and specifically with the designated peer group.
Upon a change in control, followed by a termination of the executive’s employment by the Company without “Cause” or by the executive after a “Trigger Event,” the CIC Agreements require the Company to pay or provide the following to the executive:
•
a lump sum payment equal to two or three times the sum of the executive’s base salary (the highest amount in effect anytime during the twelve months preceding the executive’s termination date) and the executive’s incentive compensation (calculated as the higher of the target EIP for the year of termination or the average of the executive’s last two years of actual EIP awards);

•
up to three years of additional coverage under the Company’s health, dental, life and long-term disability plans; and

•
a payment to reimburse the executive, in the case of Messrs. Fehlman and Casteel, for any excise taxes on severance benefits that are considered excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code plus income and employment taxes on such tax gross up as well as interest and penalties imposed by the IRS.

In addition, upon a change in control, all outstanding stock options vest immediately and all restrictions on restricted stock and restricted stock units lapse. In the case of PSUs if the change in control occurs after the first nine months of the applicable performance period then the PSU will vest and be payable at the target benefit level, otherwise the PSU is terminated. Further, upon a change in control, the requirement under the deferred compensation plans for Messrs. Fehlman, Makris Ledbetter and Casteel that the participant remain employed until retirement age (age 60 for Messrs. Fehlman and Ledbetter, age 65 for Mr. Makris and age 67 for Mr. Casteel) is deleted and the benefit is immediately vested.
The Company believes that CIC Agreements should encourage retention of the executives during the negotiation and following a change in control transaction, compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive’s personal wealth. Therefore, the CIC Agreements require that there be both a change in control and an involuntary termination without “Cause” or a voluntary termination within six months after a “Trigger Event” which is often referred to as a “double-trigger.” The double-trigger ensures that the Company will become obligated to make payments under the CIC Agreements only if the executive is actually or constructively discharged as a result of the change in control.
After a prior review of the existing CIC Agreements, the Company adopted a policy not to approve any new CIC Agreements containing a single trigger or a tax gross-up feature or any amendments to existing CIC Agreements to implement a single trigger or tax gross-up feature. The Compensation Committee reviews the general elements and salary structure of the Company’s compensation plan annually and makes adjustments to ensure that it is consistent with its compensation philosophies, Company and personal performance, current market practices, assigned duties and responsibilities and inflation.
Executive Retention Programs
The Company adopted the Simmons First National Corporation Executive Retention Program – 2012 on November 26, 2012. This program consisted of cash payments ($125,000 for Mr. David Bartlett and $25,000 for Messrs. Fehlman and Casteel) and restricted stock grants (4,929 shares for Mr. Bartlett and 986 shares for Messrs. Fehlman and Casteel) under the Company’s existing executive equity incentive plans. The 2012 program requires the participants to remain in the employ of the Company until the specified vesting dates, subject to the earlier vesting due to death, disability, change in control of the Company or involuntary termination of employment without cause. The restricted stock grants under the program were made on January 2, 2013, and will vest in two equal installments on December 31, 2016 and December 31, 2017. The cash payments will vest in two equal installments on December 31, 2016 and December 31, 2017 and will be payable in January, 2017 and January, 2018, respectively. Mr. Bartlett retired on January 15, 2016 and the Compensation Committee approved the acceleration of the vesting of his cash and restricted stock payments under this program.
Other Guidelines and Procedures Affecting Executive Compensation
Stock-Based Compensation Procedures Regarding Compensation Committee and Board Approval.   The Compensation Committee approves all grants of stock-based compensation to the executives. Any proposed non-performance based grants (RSUs) to the CEO are originated and recommended by the Compensation Committee and then submitted to the Board of Directors for approval. Performance based equity grants (options and PSUs) are approved by the Compensation Committee. Grants to the CEO may or may not occur simultaneously with grants to other executives. Prospective grants of stock-based compensation to other executives are proposed to the Compensation Committee by the CEO. The committee considers, modifies, if necessary, and acts upon the proposed grants.
Stock-Based Compensation Procedures Regarding Timing and Pricing of Awards.   The Company’s policy is to make grants of stock options only at current market prices. Historically, the exercise price of stock options was set at the closing stock price on the day prior to the date of grant. However options granted under the 2015 Incentive Plan will have the exercise price set at the closing stock price on the date of the grant. The Company does not grant “in-the-money” options or options with exercise prices below market value at the time of the grant. The Company’s general policy is to consider equity grants at scheduled meetings of the Compensation Committee, and such grants are either effective on the approval date or a specified future date. After the adoption of performance based grants, based upon the Company’s results for the prior year, the Committee has recommended and the Board has approved such grants in January. The Compensation Committee anticipates that it will continue this practice for equity grants under the 2015 Incentive Plan. The Company may make grants at other times throughout the year, upon due approval of the committee and the Board, in connection with grants to the CEO or to other executives in non-routine situations, such as the hiring, promotion or retention of an executive officer or in connection with an acquisition transaction.
The Company attempts to schedule grants of equity awards at times when the market is not influenced by scheduled releases of information. The Company does not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.
Role of Executive Officers in Determining Executive Compensation.   The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs, and certain employee benefits, subject to final action by the Board of Directors in certain cases. The Board of Directors, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO except for performance based compensation specified under Section 162(m) of the Internal Revenue Code of 1986 (“Code”) which is approved by the Compensation Committee. The Compensation Committee determines and approves all compensation and awards to the other executives. The committee reviews the performance and compensation of the CEO. The CEO, with the assistance of the associates in the Company’s Human Resources Group, reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies to the committee. The CEO and the Human Resources Group, at least annually, review the unified compensation classification program of the Company which sets the compensation of all employees of the Company and its affiliates and reports the results of that review to the committee. The Company’s compensation program is based in part on market data provided by the compensation consultant. Executive officers do not otherwise determine or make recommendations on the amount or form of executive compensation.
Adjustments to Incentive Compensation as a Result of Financial Inaccuracies.   The Compensation Committee’s policy is to recover improper amounts related to past awards in the event material inaccuracies are found in the Company’s financial results. Under the clawback provisions in the cash incentive plans, the committee will seek recovery of any sums improperly paid as a bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period in which material inaccuracies of financial results are discovered.
Share Ownership Guidelines.   The Company encourages directors and executive officers to be shareholders. The Company believes that share ownership by directors and executives is a contributing factor to enhanced long-term corporate performance. Although the directors and named executive officers already have an equity stake in the Company (as reflected in the beneficial ownership information contained in this Proxy Statement), the Company has adopted share ownership policies for directors and certain officers.
Members of the Board of Directors are required to own at least 1,500 shares of the Company’s common stock. Directors are not required to purchase shares to reach this guideline but are restricted from liquidating shares received as stock options or restricted stock until the ownership guideline is satisfied.
Executive officers, designated as executive vice president or above are subject to minimum stock ownership requirements. The minimum stock ownership requirement for the Chief Executive Officer is the number of shares which when multiplied by the market price of the stock equals five times his or her salary, while the requirement for all other covered officers is the number of shares which when multiplied by the market price of the stock equals three times his or her salary. Compliance will be tested annually based upon the officer’s salary as of April 1 of such year and the average closing price of SFNC during the first quarter of such year. Officers will be given five years to comply with the stock ownership requirement.
Tax Considerations
It has been and continues to be the Compensation Committee’s intent that all non-equity incentive payments be deductible unless maintaining such deductibility would undermine the Company’s ability to meet its primary compensation objectives or would otherwise not be in the Company’s best interest. The Company also regularly analyzes the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the executive officers which might have the effect of frustrating the goals of such compensation. The following provisions of the Code have been considered.
Section 162(m).   Section 162(m) of the Code, as amended, provides that compensation in excess of  $1 million paid for any year to a corporation’s chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes unless: (1) the compensation qualifies as “performance-based compensation,” and (2) the Company advised its shareholders of, and the shareholders have approved, the material terms of the performance goals under which such compensation is paid.
Sections 280G and 4999.   The Company provides the named executive officers with change in control agreements. Certain of the change in control agreements provide for tax protection in the form of a gross up payment to reimburse the executive for any excise tax under Code Section 4999 as well as any additional income and employment taxes resulting from such reimbursement. Code Section 4999 imposes a 20% non-deductible excise tax on the recipient of an “excess parachute payment” and Code Section 280G disallows the tax deduction to the payor of any amount of an excess parachute payment that is contingent on a change in control. A payment as a result of a change in control must exceed three times the executive’s base amount in order to be considered an excess parachute payment, and then the excise tax is imposed on the parachute payments that exceed the executive’s base amount. The intent of the tax gross-up is to provide a benefit without a tax penalty to the executives who are displaced in the event of a change in control. The Company believes the provision of tax protection for excess parachute payments for certain of its executive officers is consistent with the historic market practice within the banking industry, is a valuable incentive in retaining executives and is consistent with the objectives of the Company’s overall executive compensation program.
Section 409A.   Amounts deferred under the non-qualified deferred compensation programs after December 31, 2004 are subject to Code Section 409A, which governs when elections for deferrals of compensation may be made, the form and timing permitted for payment of such deferred amounts and the ability to change the form and timing of payments initially established. Section 409A imposes sanctions for failure to comply, including accelerated income inclusion, a 20% penalty and an interest penalty. The Company has made amendments to its compensation plans to avoid application of Section 409A and continues to operate the plans in good faith compliance with all applicable laws and regulations.
Summary
In summary, the Company believes this mix of salary, formula based cash incentives for short-term performance and the equity-based compensation for long term performance motivates the Company’s management team to produce strong returns for shareholders. Further, in the view of the Compensation Committee, the overall compensation program appropriately balances the interests and needs of the Company in operating its business with appropriate employee rewards based on enhancing shareholder value.
Report of the Compensation Committee on the Compensation Discussion and Analysis
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.
Submitted by the Compensation Committee of the Board of Directors.
Jay D. Burchfield, Chairman	Steven A. Cossé,	Mark C. Doramus
W. Scott McGeorge	Robert L. Shoptaw

RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK MANAGEMENT
The Company intends that total compensation and each of its components, including base salary, bonus, incentive compensation (if applicable), retirement and other benefits should be market competitive and consistent with the Company’s performance goals. The Company seeks to attract, retain, develop and reward high performing associates who are committed to the Company’s success. Base salaries are set based upon the job classification and incentive compensation (if applicable) is based on Company and individual performance.
The Company has not identified any compensation practice or policy that presents risks that are reasonably likely to have a material adverse effect on the Company. The Company strives to ensure that its compensation programs do not create inappropriate risks for the Company. As a part of its general review of the Company’s compensation programs, the Compensation Committee:
Reviews with management the Company’s employee compensation plans to take all reasonable steps to identify and limit any unnecessary risks that these plans pose to the Company;
Reviews with management the compensation plans for the named executive officers and makes all reasonable efforts to ensure that these plans do not encourage the named executive officers to take unnecessary and excessive risks; and
Reviews the Company’s compensation programs to identify and revise any features in the compensation programs that would encourage the misstatement or manipulation of the Company’s financial information or reported earnings to enhance employee compensation.
The reviews include consideration of risks in all compensation programs and factors designed to mitigate risks in such programs. The Company has implemented “clawback” provisions in its incentive compensation programs, requiring any of the participants to repay any bonus or incentive compensation that was based upon statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.
SUMMARY OF COMPENSATION AND OTHER PAYMENTS TO THE NAMED EXECUTIVE OFFICERS
Overview.   The following sections provide a summary of cash and certain other amounts paid for the year ended December 31, 2016 to the named executive officers. Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the named executive officers for the year ended December 31, 2016. The compensation disclosed below is presented in accordance with SEC regulations. According to those regulations, the Company is required in some cases to include:
•
amounts paid in previous years;

•
amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as a change in control of the Company;

•
amounts paid to the named executive officers which might not be considered “compensation” (for example, distributions of deferred compensation earned in prior years, and at-market earnings, dividends or interest on such amounts);

•
an assumed value for share-based compensation equal to the fair value of the grant as presumed under accounting regulations, even though such value presumes the option will not be forfeited or exercised before the end of its 10-year life, and even though the actual realization of cash from the award depends on whether the stock price appreciates above its price on the date of grant, whether the executive will continue his employment with the Company and when the executive chooses to exercise the option; and

•
the increase in present value of future pension payments, even though such increase is not cash compensation paid this year and even though the actual pension benefits will depend upon a number of factors, including when the executive retires, his compensation at retirement and in some cases the number of years the executive lives following his retirement.

Therefore, you are encouraged to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, you are encouraged to read this section in conjunction with the discussion above at “Compensation Discussion and Analysis.”
2016 SUMMARY COMPENSATION TABLE
The following table provides information concerning the compensation of the named executive officers for 2014, 2015 and 2016, the most recently completed fiscal year. The column “Salary” discloses the amount of base salary paid to the named executive officer during each year. The column “Bonus” discloses cash amounts paid to named executive officers as discretionary bonuses. In the columns “Stock Awards” and “Option Awards,” SEC regulations require the disclosure of the award of stock or options at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“Topic 718”). For restricted stock, the Topic 718 fair value per share is the closing price of the stock on the last trading day preceding the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in footnote 13 to the Company’s financial statements which are included in the annual report on Form 10-K. The amounts shown in the Summary Compensation Table include the fair value of the option grants, restricted stock grants and Performance Share unit grants in the year of grant, without regard to any deferred vesting. Please also refer to the second table in this Proxy Statement, “Grants of Plan-Based Awards.”
Restricted stock awards (“RSAs”) may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSAs are conditioned on the participant’s continued employment with the Company, and may also have additional restrictions, including performance conditions. Restricted stock allows the participant to vote and receive dividends prior to vesting.
Restricted stock units (“RSUs”) are a contingent right to receive shares of the Company’s stock upon satisfaction of certain vesting criteria. RSUs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSUs are conditioned on the participant’s continued employment with the Company, and may also have additional restrictions, including performance conditions. RSUs do not allow the participant to vote or receive dividends prior to vesting. While no dividends are paid on the shares underlying the RSUs, the RSU program may provide for a cash bonus in an amount equal to the dividends which would have been earned on the shares during the period from grant until issuance.
Performance Share Units (“PSUs”) represent the right to receive a share of stock upon the Company’s satisfaction of certain specified economic performance criteria. The performance period for the PSUs is generally three years but may utilize shorter periods to phase in a new PSU program. The PSU’s typically vest at the end of the performance period following certification by the Compensation Committee at which time the shares earned under the PSU, if any, at paid to the participant. PSUs are conditioned on the participant’s continued employment with the Company, satisfaction of specified performance criteria but may have additional restrictions. PSUs do not allow the participant to vote the underlying shares. While no dividends are paid on the shares underlying the PSUs, the PSU program may provide for a cash bonus in an amount equal to the dividends which would have been earned on the shares during the performance period.
The column “Non-Equity Incentive Plan Compensation” discloses the dollar value of all earnings for services performed during the fiscal year pursuant to awards under non-equity incentive plans, including the EIP. Whether an award is included with respect to any particular fiscal year depends on whether the relevant performance measure was satisfied during the fiscal year. For example, the EIP awards are annual awards and the payments under those awards are made based upon the achievement of financial results measured as of December 31 of each fiscal year; accordingly, the amount reported for EIP corresponds to the fiscal year for which the award was earned even though such payment was made after the end of such fiscal year.
The column “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” discloses the sum of the dollar value of  (1) the aggregate change in the actuarial present value of the named executive officers accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) in effect during the indicated years; and (2) any above-market or preferential earnings on nonqualified deferred compensation, including on nonqualified defined contribution plans. The annual increase in the present value of the benefits for the named executive officers under their deferred compensation plans are disclosed in this column.

The column “All Other Compensation” discloses the sum of the dollar value of:
•
perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;

•
all “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes;

•
amounts paid or which became due related to termination, severance or a change in control, if any;

•
the contributions to vested and unvested defined contribution plans; and

•
any life insurance premiums paid during the year for the benefit of a named executive officer.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year ($)	Salary ($)	Bonus	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) [a]	Total ($)
George A. Makris, Jr. Chairman & CEO	2016	$625,000	$0	$1,016,808	$158,828	$467,819	$93,546	$44,074	$2,406,075
	2015	$595,000	$45,000	$1,113,397	$591,759	$622,668	$90,339	$42,282	$3,100,445
	2014	$502,500	$0	$574,536	$0	$323,248	$74,264	$40,662	$1,515,210
Robert A. Fehlman, Chief Financial Officer	2016	$344,500	$0	$386,995	$57,094	$216,265	$111,859	$45,686	$1,162,399
	2015	$334,000	$0	$472,779	$262,780	$249,665	$89,440	$48,327	$1,456,991
	2014	$306,614	$0	$180,487	$0	$155,020	$64,553	$49,243	$755,917
Marty D. Casteel, Senior Executive Vice President,	2016	$344,500	$0	$386,995	$57,094	$216,265	$95,878	$43,415	$1,144,147
	2015	$334,000	$0	$472,779	$262,780	$249,665	$94,502	$45,541	$1,459,267
	2014	$304,180	$0	$184,798	$0	$147,712	$77,639	$43,662	$757,991
Barry M. Ledbetter, Executive Vice President & Chief Banking Officer	2016	$315,665	$0	$228,047	$33,232	$93,611	$106,549	$42,648	$819,752
	2015	$270,750	$0	$130,585	$114,620	$140,770	$77,269	$29,335	$763,329
	2014	$158,976	$26,342	$169,037	$0	$69,948	$22,718	$31,235	$478,256

Patrick A. Burrow, Executive Vice President, Secretary & General Counsel [b]	2016	$271,310	$0	$215,351	$28,576	$98,901	$0	$41,923	$656,061
	2015	$264,444	$0	$156,436	$141,892	$159,846	$0	$29,911	$752,529
	2014	$97,592	$0	$331,191	$0	$27,528	$0	$3,216	$459,527

[a]
This category includes perquisites and other benefits for 2016:

	401(k) Plan	Executive Exp. Stipend	Insurance Premiums	Dividends on Unvested Restricted Shares	Total Other Compensation
Mr. Makris	$15,847	$12,000	$8,501	$7,726	$44,074
Mr. Fehlman	$15,847	$12,000	$10,073	$7,766	$45,686
Mr. Casteel	$15,847	$12,151	$8,118	$7,299	$43,415
Mr. Ledbetter	$15,847	$12,000	$10,038	$4,763	$42,648
Mr. Burrow	$15,847	$12,000	$8,323	$5,753	$41,923
[b] Mr. Burrow was employed by the Company on September 15, 2014.
2016 GRANTS OF PLAN-BASED AWARDS
This table discloses information concerning each grant of an award made to a named executive officer in 2016. This includes EIP, stock option awards, restricted stock awards, restricted stock unit awards and performance share unit awards under the Company’s equity incentive plans, which are discussed in greater detail in this Proxy Statement under the caption “Compensation Discussion and Analysis.” The Threshold, Target and Maximum columns reflect the range of estimated payouts under the EIP. In the 7th and 8th columns, the number of shares of common stock underlying options granted in the fiscal year and corresponding per-share exercise prices are reported. In all cases, the exercise price was equal to the closing market price of the common stock on the date of grant. Finally, in the 9th column, the aggregate value computed under the Accounting Standards Codification Topic 718, Compensation – Stock Compensation, for all awards made in 2016 is reported.
GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts UnderNon-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) [a]	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
George A. Makris, Jr.
EIP	01-01-16	$252,875	$505,750	$1,011,500
Equity Plans	01-19-16								13,645[b]	$47.02	$158,828
Equity Plans	01-19-16				3,928	7,855[c]	15,710				$369,342
Equity Plans	01-19-16							3,930[d]			$184,789
Equity Plans	01-20-16							9,840[e]			$462,677
Robert A. Fehlman
EIP	01-01-16	$116,900	$233,800	$467,600
Equity Plans	01-19-16								4,905[b]	$47.02	$57,094
Equity Plans	01-19-16				1,413	2,825[c]	5,650				$132,832
Equity Plans	01-19-16							1,415[d]			$66,533
Equity Plans	01-20-16							3,990[e]			$187,610
Marty D. Casteel
EIP	01-01-16	$116,900	$233,800	$467,600
Equity Plans	01-19-16								4,905[b]	$47.02	$57,094
Equity Plans	01-19-16				1,413	2,825[c]	5,650				$132,832
Equity Plans	01-19-16							1,415[d]			$66,533
Equity Plans	01-20-16							3,990[e]			$187,610
Barry K. Ledbetter
EIP	01-01-16	$62,200	$124,400	$248,800
Equity Plans	01-19-16								2,855[b]	$47.02	$33,232
Equity Plans	01-19-16				823	1,645[c]	3,290				$77,348
Equity Plans	01-19-16							825[d]			$38,792
Equity Plans	01-20-16							2,380[e]			$111,908
Patrick A. Burrow
EIP	03-25-15	$53,460	$106,920	$213,840
Equity Plans	01-19-16								2,455[b]	$47.02	$28,576
Equity Plans	01-19-16				708	1,415[c]	2,830				$66,533
Equity Plans	01-19-16							710[d]			$33,384
Equity Plans	01-20-16							2,455[e]			$115,434

[a]
The stock awards in these columns represent the indicated percentage of the total stock awards made by the Company during 2015: Mr. Makris 9.9%, Mr. Fehlman 3.8%, Mr. Casteel 3.8%, Mr. Ledbetter 2.2%, and Mr. Burrow 2.1%.

[b]
This option award vests in three equal annual installments on January 19, 2017, 2018 and 2019.

[c]
This award is a performance share unit (“PSU”) under the SFNC 2015 Incentive Plan. The performance metric applicable to this grant is core earnings per share and total shareholder return 2018. The shares earned, if any, will be issued promptly after the Compensation Committee verifies the performance criteria.

[d]
This RSU award vests in three equal annual installments on January 19, 2017, 2018 and 2019.

[e]
This RSA award vested upon grant and was based upon 2015 performance.

OPTION EXERCISES AND STOCK VESTED IN 2016
The following table provides information concerning exercises of stock options, stock appreciation rights and similar instruments and vesting of stock, including restricted stock and similar instruments, which were granted in prior years but were exercised or vested during 2016 for each of the named executive officers on an aggregated basis. The table reports the number of securities for which options were exercised; the aggregate dollar value realized upon exercise of options; the number of shares of stock that vested; and the aggregate dollar value realized upon vesting of stock.
OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise [a] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting [b] ($)
George A. Makris, Jr.	2,000	$28,690	39,488	$2,250,621
Robert A. Fehlman	0	$0	10,804	$540,582
Marty D. Casteel	1,000	$19,130	10,810	$540,820
Barry K. Ledbetter	0	$0	6,691	$337,948
Patrick A. Burrow	0	$0	4,453	$236,404
[a] The Value Realized on Exercise is computed using the difference between the closing market price upon the date of exercise and the option price.
[b] The Value Realized on Vesting is computed using the closing market price upon the date of vesting.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2016
The following table provides information concerning unexercised options and restricted stock that has not vested for each named executive officer outstanding as of the end of 2016. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).
For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. The market value of stock awards was computed by multiplying the closing market price of the Company’s stock at the end of 2016, $62.15, by the number of shares.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Nave Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)
George A. Makris, Jr.	10,710	0	$40.57	12-31-24
	4,240	8,480[a]	$44.40	03-25-25
	39,690	12,600[b]	$45.50	08-09-25
	0	13,645[c]	$47.02	01-19-26
					3,000[d]	$186,450
					2,739[e]	$170,229
					1,627[a]	$101,118
					3,930[c]	$244,250
							5,925[f]	$368,239
							7,855[g]	$488,188
Robert A. Fehlman	4,380	0	$30.31	05-29-18
	4,340	0	$40.57	12-31-24
	2,545	5,090[b]	$44.40	03-25-25
	16,095	5,110[h]	$45.50	08-09-25
	0	4,905[c]	$47.02	01-19-26
					425[i]	$26,414
					493[j]	$30,640
					800[k]	$49,720
					1,022[l]	$63,517
					1,500[d]	$93,225
					1,545[e]	$96,022
					977[a]	$60,721
					1,415[c]	$87,942
							2,405[f]	$148,471
							2,825[g]	$175,574
Marty D. Casteel	1,200	0	$28.42	05-30-17
	4,210	0	$30.31	05-29-18
	4,340	0	$40.57	12-31-24
	2,545	5,090[b]	$44.40	03-25-25
	16,095	5,110[h]	$45.50	08-09-25
	0	4,905[c]	$47.02	01-19-26
					425[i]	$26,414
					400[m]	$24,860
					493[j]	$30,640
					984[l]	$61,156
					1,500[d]	$93,225
					1,620[e]	$100,683
					977[a]	$60,721
					1,415[c]	$87,942
							2,405[f]	$148,471
							2,825[g]	$175,574
Barry K. Ledbetter	1,900	0	$30.31	05-29-18
	2,580	0	$40.57	12-31-24
	9,594	3,046[n]	$45.50	08-09-25
	0	2,855[c]	$47.02	01-19-26
					453[j]	$28,154
					1,022[m]	$63,517
					780[e]	$48,477
					1,800[o]	$111,870
					825[c]	$51,274
							1,435[f]	$89,185
							1,645[g]	$102,237
Patrick A. Burrow	2,670	0	$40.57	12-31-24
	848	1,697[a]	$44.40	03-25-25
	9,909	3,146[b]	$45.50	08-09-25
	0	2,455[c]	$47.02	01-19-26
					4,500[p]	$279,675
					327[a]	$20,323
					710[c]	$44,127
							1,480[f]	$91,982
							1,415[g]	$87,942

[a]
This award vests in two equal installments on March 25 in each of the years 2017-2018.

[b]
These non-qualified options vest in on December 31, 2017.

[c]
These restricted shares vest in three equal installments on January 19 in each of the years 2017-2019.

[d]
These restricted shares vest in three equal installments on January 27 in each of the years 2017-2019.

[e]
These restricted shares vest in three equal installments on February 24 in each of the years 2017-2019.

[f]
These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2017. The target number of shares which may vest under the award is shown in the table.

[g]
These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2018. The target number of shares which may vest under the award is shown in the table.

[h]
These non-qualified options vest on December 31, 2017.

[i]
These restricted shares vest on February 27, 2017.

[j]
These restricted shares vest on December 31, 2017.

[k]
These restricted shares vest in equal annual installments on January 2 in each of the years 2017-2018.

[l]
These restricted shares vest in equal annual installments on February 25 in each of the years 2017-2018.

[m]
These restricted shares vest in equal annual installments on March 26, 2017.

[n]
These non-qualified options vest on December 31, 2017

[o]
These restricted shares vest in three equal installments on November 24 in each of the years 2017-2019

[p]
These restricted shares vest in three equal installments on September 22 in each of the years 2017-2019.

2016 PENSION BENEFITS TABLE
The following table provides information with respect to each plan that provides for payments or other benefits at, following or in connection with retirement. This includes tax-qualified defined benefit plans and supplemental executive retirement plans, but does not include defined contribution plans (whether tax qualified or not). The Company provides supplemental executive retirement plans for George A. Makris, Jr., Robert A. Fehlman, Marty D. Casteel and Barry K. Ledbetter. The Present Value of the Accumulated Benefit reflects the actuarial present value of the named executive officer’s accumulated benefit under the plan, computed as of December 31, 2016. In making such calculations, it was assumed that the retirement age will be the normal retirement age as defined in the plan, or if not so defined, the earliest time at which a participant may retire under the plan without any benefit reduction due to age.
Makris Plan
The plan for George A. Makris, Jr. was established in 2013 and is designed to work with the other retirement plans of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Makris, the only participant. The Makris Plan requires Mr. Makris to remain in the employ of the Company until he attains age 65 to be eligible to receive benefits under the plan, provided that in the event of a change in control the benefits are fully vested. The Makris Plan provides a benefit upon normal retirement at age 65, or upon death or disability prior to age 65, a monthly sum equal to $8,333.33. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months.
Fehlman Plan
The plan for Robert A. Fehlman was established in 2010 and amended in 2017. The plan is designed to work with the other retirement plans of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Fehlman, the only participant. The Fehlman Plan requires Mr. Fehlman to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the plan, provided that in the event of a change in control the benefits are fully vested. The Fehlman Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Fehlman Plan includes salary, bonus and short-term incentive compensation programs (EIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
Casteel Plan
The plan for Marty D. Casteel was established in 2010 and is designed to work with the other retirement plans of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Casteel, the only participant. The Casteel Plan requires Mr. Casteel to remain in the employ of the Company until he attains age 67 to be eligible to receive benefits under the plan, provided that in the event of a change in control the benefits are fully vested. The Casteel Plan provides a benefit upon normal retirement at age 67, or upon death or disability prior to age 67, a monthly sum equal to $6,250. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months.
Ledbetter Plan
The plan for Barry K. Ledbetter was established in 2014 and amended in 2017. The plan is designed to work with the other retirement plans of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Ledbetter, the only participant. The Ledbetter Plan requires Mr. Ledbetter to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the plan, provided that in the event of a change in control the benefits are fully vested. The Ledbetter Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Ledbetter Plan includes salary, bonus and short-term incentive compensation programs (EIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of the Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George A. Makris, Jr.	Makris Plan	[a]	$327,859	$0
Robert A. Fehlman	Fehlman Plan	[a]	$390,881	$0
Marty D. Casteel	Casteel Plan	[a]	$495,068	$0
Barry K. Ledbetter	Ledbetter Plan	[a]	$205,996	$0

[a]
The benefits under the Makris Plan, Fehlman Plan, Casteel Plan or Ledbetter Plan are not dependent upon the credited years of service. Except for disability, death or a change in control, continuous service until the normal retirement at age (60) under the Fehlman Plan and Ledbetter Plan, age (65) under the Makris Plan and age (67) under the Casteel Plan is required.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following or in connection with any termination of employment, including by resignation, retirement or a constructive termination of a named executive officer, or a change in control or a change in the named executive officer’s responsibilities. However, in accordance with SEC regulations, no amounts to be provided to a named executive officer under any arrangement which does not discriminate in scope, terms or operation in favor of the executive officers and which are available generally to all salaried employees are reported.
For the purpose of the quantitative disclosure in the following table, and in accordance with SEC regulations, the termination is assumed to have taken place on the last business day of the Company’s most recently completed fiscal year, and the price per share of the common stock is the closing market price as of that date - $62.15.
Cash Payments.   None of the named executive officers presently has an employment agreement which guarantees him employment for any period of time. Therefore, any post-termination payments of salary or severance to any named executive officer would be provided only under the Company’s broad-based severance plan in the event of a reduction in force or other termination by the Company without cause or pursuant to a Change in Control Agreement (“CIC Agreement”).
The Company has entered into CIC Agreements with certain executives of the Company and the subsidiary bank pursuant to which the Company would pay certain salary benefits. As of December 31, 2016, the Company had CIC Agreements with Messrs. Makris, Fehlman, Casteel, Ledbetter and Burrow. The Company would make such payments only upon a change in control, and if the Company terminates an executive without “Cause” or the executive resigns within six months after a “Trigger Event.” The Company will pay an amount up to three times, in the case of Mr. Makris and two times from all other named executive officers, the sum of  (1) highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the EIP for the current year, or the average EIP bonus paid to the executive over the preceding two years. The termination compensation is payable within 30 business days following the termination and, at the election of the executive, may be payable in either cash or common stock of the Company.
The CIC Agreements (for all named executive officers except Mr. Makris and Mr. Ledbetter) will also provide the executive with continuing coverage under the Company’s medical, dental, life insurance and long-term disability plans for three years following the change in control date. Additionally, if the executive is over 55 years of age, the CIC Agreement allows the executive, at his election, to continue medical, dental and life insurance coverage after the initial three year period, at the executive’s cost, if the executive is not then eligible to be covered by a similar program maintained by the current employer of the executive or the executive’s spouse. Finally, the CIC Agreements, in the case of Messrs. Fehlman and Casteel, require the Company to make a tax “gross-up” payment in the event any of the foregoing benefits subject the executive to the excise tax on excess parachute payments as determined under Sections 280G and 4999 of the Internal Revenue Code. Please also refer to the discussion of the CIC Agreements above at “Compensation Discussion and Analysis.”
Accelerated Vesting of Incentives.   The Company has provided and continues to provide equity and non-equity incentives to the named executive officers through the Company’s Executive Stock Incentive Plans and 2015 Incentive Plan (collectively “Stock Plans”) and the EIP. Please also refer to the discussion of equity and non-equity incentives above at “Compensation Discussion and Analysis.”
Equity Incentives - Stock Options.   Unvested stock options vest upon the named executive officer’s death or disability or upon the officer’s involuntary termination of service within one year after a change in control. Further, unvested stock options vest upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested stock options, unless the Compensation Committee takes specific action to vest some or all of the unvested options. The value of accelerated options was calculated by multiplying the number of shares times the difference between the closing price of the common stock on the last business day of 2016 and the exercise price of the options. Please refer to the discussions above at “Compensation Discussion and Analysis” for more information about stock options.
Equity Incentives - Restricted Stock Awards.   Unvested RSAs vest upon a change in control. Upon the retirement, death or disability of a named executive officer, the Compensation Committee has discretion to accelerate the vesting of unvested RSAs. Upon any termination, including the retirement, death or disability, the named executive officer forfeits his unvested RSAs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon a change in control. An executive forfeits all undistributed shares upon the termination of the executive’s employment for all other reasons.
Equity Incentives - Restricted Stock Units.   Unvested RSUs vest upon a change in control if within one year thereafter the named executive officer is involuntarily terminated. Upon the retirement, death or disability of a named executive officer, the vesting of unvested RSUs is accelerated to the date of such event. Further, unvested RSUs will vest if within one year after a change in control, the named executive officer is involuntarily terminated. Upon any other termination, the named executive officer forfeits his unvested RSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon retirement, death or disability of the named executive officer a change in control.
Equity Incentives - Performance Share Units.   Unvested PSUs vest upon the named executive officer’s death or disability. Upon a change in control, unvested PSUs vest if the change in control occurs after nine months have elapsed in the performance period, otherwise the unvested PSUs are terminated. Further, unvested PSUs vest pro rata based on the period employment during the performance period upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested PSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested PSUs. Accordingly, the table below reflects the accelerated vesting of the PSUs upon the named executive officer’s qualified retirement, death or disability or upon a change in control in compliance with the rules set forth above. An executive forfeits all undistributed PSUs upon the termination of the executive’s employment for all other reasons.
Non-Equity Incentives - EIP.   The EIP does not provide for an acceleration of entitlement or a satisfaction of performance measures upon a change in control. Therefore the plan could be terminated or modified following a change in control and the participants would not receive any incentive compensation under the EIP for the year in which the change in control occurred. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the Company’s most recently completed fiscal year. That date coincides with the last date of the performance period under

EIP for 2016. As a result of such assumption, the Company could make a full payment under the terms of EIP based on the achievement of EIP goals for the year ending December 31, 2016, and such amounts would not be increased or enhanced as the result of the executive’s termination or the change in control. Such amounts are reported in the Summary Compensation Table.
Retirement Plans - Makris Plan, Fehlman Plan, Casteel Plan and Ledbetter Plan.   Upon a change in control, the sole participant under each of the Makris Plan, Fehlman Plan, Casteel Plan and the Ledbetter Plan, Messrs. Makris, Fehlman, Casteel and Ledbetter, respectively, will become fully vested in the benefits under such plan. Payment of the benefits would commence on the first day of the seventh calendar month following his termination of services to the Company. In the absence of a change in control, upon the death or disability of the participant or his retirement at or after age 60 for Messrs. Fehlman and Ledbetter, age 65 for Mr. Makris and age 67 for Mr. Casteel, each participant’s benefits under the respective plans will become fully vested and will become payable commencing on the first day of the seventh month after such event. In the event of the termination of the participant’s employment under any other conditions prior to his attaining age 60 for Messrs. Fehlman and Ledbetter, age 65 for Mr. Makris and age 67 for Mr. Casteel, all benefits under the respective plans are forfeited. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the most recently completed fiscal year. As a result of such assumption, each participant would become fully vested in the benefits under his plan.
Miscellaneous Benefits.   Under the CIC Agreements, which are discussed above at “Compensation Discussion and Analysis,” the Company is obligated to pay certain other benefits. This includes continuation of medical, dental, life and long-term disability insurance coverage for three years from the date of the change in control and certain tax gross-up payments. The conditions to the Company’s obligations under the CIC Agreements are discussed above. Except for these benefits payable under the CIC Agreements, the Company has no obligation to continue any other perquisites after a named executive officer’s employment terminates.
Executive Benefits and Payments upon Termination	Retirement	Involuntary Not for Cause Termination		Change in Control Trigger Event Termination	Death or Disability
George A. Makris, Jr.,
Cash compensation programs	$0	$		$3,278,457[a]	$0
Accelerated Vesting of Incentives [b]	$1,075,198		$0	$1,641,957	$1,563,386
Retirement Plans [c]	$0		$0	$835,992	$835,992
Other Benefits	$0		$0	$0	$0
Robert A. Fehlman
Cash compensation programs	$0		$0	$1,112,530[d]	$0
Accelerated Vesting of Incentives [b]	$652,137		$0	$901,779	$827,711
Retirement Plans [e]	$0		$0	$1,662,000	$1,662,000
Other Benefits and Tax Gross-Up [f]	$0		$0	$1,388,352[g]	$0
Marty D. Casteel
Cash compensation programs	$0		$0	$1,123,250[d]	$0
Accelerated Vesting of Incentives [b]	$629,577		$0	$879,218	$805,150
Retirement Plans [h]	$0		$0	$626,994	$622,250
Other Benefits and Tax Gross-Up [f]	$0		$0	$638,920[i]	$0
Barry K. Ledbetter
Cash compensation programs	$0		$0	$818,552[d]	$0
Accelerated Vesting of Incentives [b]	$388,334		$0	$482,246	$490,571
Retirement Plans [j]	$0		$0	$1,247,101	$1,247,101
Other Benefits [k]	$0		$0	$28,912[l]	$0
Patrick A. Burrow
Cash compensation programs	$0		$0	$740,422[d]	$0
Accelerated Vesting of Incentives [b]	$426,124		$0	$545,771	$514,066
Retirement Plans	$0		$0	$0	$0
Other Benefits [k]	$0		$0	$21,292[m]	$0

[a]
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control, severance cash payments will consist of three times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the EIP for the current year, or the average EIP bonus paid to the executive over the prior two years.

[b]
The payment due the named executive officer due to certain termination triggers, related to the Company’s equity compensation plans is made based on the specific terms and conditions associated with each plan. These amounts are attributable to the vesting of unvested restricted stock and stock options, as of December 31, 2016.

[c]
Mr. Makris’ benefit under the Makris Plan does not vest until he attains age 65, however he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Makris Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of Mr. Makris’ benefit, as of December 31, 2016.

[d]
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control, severance cash payments will consist of two times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the EIP for the current year, or the average EIP bonus paid to the executive over the prior two years.

[e]
Mr. Fehlman’s benefit under the Fehlman Plan does not vest until he attains age 60; however, he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Fehlman Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit, as of December 31, 2016.

[f]
The named executive officer is not receiving any enhanced payments regarding the Other Benefits as a result of the termination trigger. The amounts related to Other Benefits include the costs associated with continued participation in the Company’s health and welfare benefit plans for a period of 36 months under the applicable CIC Agreement. The amount related to the tax gross-up is a reimbursement for certain taxes that would be applicable to the payments and accelerated benefits occurring upon a change in control.

[g]
Upon a change in control, Mr. Fehlman would receive a monthly benefit of  $809.70 for the next 36 months for purposes of continued health and welfare benefits under the CIC and a tax gross-up payment of  $1,359,203.

[h]
Mr. Casteel’s benefit under the Casteel Plan does not vest until he attains age 67, however he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Casteel Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit, as of December 31, 2016.

[i]
Upon a change in control, Mr. Casteel would receive a monthly benefit of  $593.11 for the next 36 months for purposes of continued health and welfare benefits and a tax gross-up payment of  $617,568.

[j]
Mr. Ledbetter’s benefit under the Fehlman Plan does not vest until he attains age 60, however he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Ledbetter Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit, as of December 31, 2016.

[k]
The named executive officer is not receiving any enhanced payments regarding the Other Benefits as a result of the termination trigger. The amounts related to Other Benefits include the costs associated with continued participation in the Company’s health and welfare benefit plans for a period of 36 months under the applicable CIC Agreement.

[l]
Upon a change in control, Mr. Ledbetter would receive a monthly benefit of  $803.11 for the next 36 months for purposes of continued health and welfare benefits.

[m]
Upon a change in control, Mr. Burrow would receive a monthly benefit of  $591.45 for the next 36 months for purposes of continued health and welfare benefits.

DIRECTOR COMPENSATION
The following table provides information with respect to the compensation of Directors of the Company during 2016, the most recently completed fiscal year.
The Company maintains an equity compensation plan for its outside directors. In accordance with SEC regulations, outright grants of stock are valued in accordance with the terms of the plan and consistent with Accounting Standards Codification Topic 718, Compensation – Stock Compensation, at the closing price of the stock on the date of grant. The Company discloses such expense ratably over the vesting period; however, since the stock is fully vested upon grant, all of the expense related to the stock grants is disclosed in the table below.
All Directors received an annual retainer of  $40,000. Of this sum, $27,500 was payable in immediately vested SFNC Restricted Stock Units and the remainder was payable, at the option of the Director, in either cash or immediately vested SFNC Restricted Stock Units. The RSUs were issued on May 23, 2016 and valued at the closing price of SFNC on that date, $46.28. The Lead Director receives additional compensation in the amount of  $15,000 for performing the duties of that position which may, at the option of the Lead Director, be taken as cash or as immediately vested SFNC RSUs.
Directors serving on committees receive an annual retainer for service on the committee as set forth in the table below. For any director appointed to a committee during the year, the retainer is prorated based upon the remaining period of service. Committee chairmen receive a stipend in addition to their committee retainer due to their increased responsibilities.
Committee	Member Retainer	Chairman Stipend
Audit	$5,000	$10,000
Compensation	$5,000	$5,000
Executive	$2,500	$2,500
Nominating & Corporate Governance	$2,500	$2,500
Risk	$5,000	$5,000
The Company maintains a voluntary deferred compensation plan in which non-employee directors may defer receipt of any part or all of their respective directors fees, including retainer fees, meeting fees and committee fees. The director must elect to participate in the plan prior to the calendar year for which the deferral will be applicable. Upon election a director must elect the form of payment (lump sum or annual installments over two to five years) and the date of payment (attainment of a specified age or cessation of serving as a director of the Company). The sums deferred under the plan are credited to an account for the director along with earnings on the deferred sum at an interest rate equal to the yield on the ten year U. S. Treasury bond, computed quarterly.
Each outside Director under the age of 70 is provided coverage under the Company’s group term life insurance program. Directors up to age 65 receive a death benefit of  $50,000 and directors over 65 but less than 70 years of age receive a death benefit of  $25,000. The policy triples the death benefit in the case of accidental death. In addition, each Director is reimbursed for out of pocket expenses, including travel. The table below summarizes the compensation the Company paid the Directors during 2016.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) [a]	All Other Compensation ($) [b]	Total ($)
Jay D. Burchfield	$27,250	$40,032	$208	$67,490
William E. Clark, II [c]	$22,000	$40,032	$306	$62,338
Steven A. Cossé	$34,000	$47,530	$295	$81,825
Mark C. Doramus	$26,500	$40,032	$306	$66,838
Edward Drilling	$31,000	$27,537	$241	$58,778
Eugene Hunt [c]	$32,500	$27,537	$143	$60,180
Chris R. Kirkland c1]	$36,000	$27,537	$241	$63,778
George A. Makris, Jr. [d]	$0	$0	$6,061	$6,061
W. Scott McGeorge	$40,500	$27,537	$143	$68,180
Joe D. Porter [c]	$30,350	$27,537	$241	$58,128
Robert L. Shoptaw	$34,250	$40,032	$208	$74,490

[a]
The computation is based upon the closing market price of  $46.28 on the grant date (May 23, 2016). The grant date fair value calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation, are reported in this column. Please refer to footnote 13 to the Company’s financial statements for a discussion of the assumptions related to the calculation of such value.

[b]
Amounts in this column reflect life insurance premiums for the directors, dividend equivalency payments related to certain of the RSUs and in the case of Mr. Makris, earnings on his deferred director’s fees under the directors deferred compensation plan in the amounts of  $6,061.

[c]
The cash fees paid to Messrs. Clark, Hunt, Kirkland and Porter include cash fees paid for their service on board committees of Simmons Bank, in the amount of  $8,250, $750, $7,938 and $3,225, respectively.

[d]
Prior to becoming an executive officer of the Company in 2013, Mr. Makris, as a director, elected to participate in the director’s deferred compensation plan and deferred certain director’s fees earned in previous years. In accordance with the terms of the director’s deferred compensation plan the deferred fees earn interest at a market rate. For 2013 and subsequent years while Mr. Makris is an executive officer of the Company, he will not receive director’s fees or otherwise participate in the director compensation programs set forth above, except that his deferred director’s fees from prior years will continue to earn interest as provided in the director’s deferred compensation plan. Mr. Makris compensation as Chairman and Chief Executive Officer of the Company is disclosed in the preceding discussion concerning Executive Compensation.

AUDIT COMMITTEE
During 2016, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Edward Drilling, Eugene Hunt, Scott McGeorge and, effective May 1, 2016, Chris Kirkland.
This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices, by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries and the control systems of management and internal accounting controls. The Audit Committee has adopted a charter, which is available for review in the Investor Relations portion of the Company’s web site: www.simmonsbank.com. This committee met nine times in 2016.
Each of the listed committee members were independent as defined in Rule 5605 of the NASDAQ listing requirements when serving on the committee. The Board has determined that Robert L. Shoptaw and Jay D. Burchfield satisfy the requirements of  “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission and the independence standards applicable to audit committee financial experts as set forth in Reg. S-K of the Securities and Exchange

Commission. The Board has designated each of them as an “audit committee financial expert.” Further, the Board has determined that Messrs. Burchfield and Shoptaw each satisfy the requirements as a financially sophisticated audit committee member as set forth in Rule 5605(c) of the NASDAQ Listing requirements.
The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from the independent auditors. All services obtained from the independent auditors during 2016, whether audit services or permitted non-audit services, were pre-approved by the Audit Committee. The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, it may do so in the future.
The Audit Committee issued the following report concerning its activities related to the Company for the previous year:
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2016 with management.
The Audit Committee has discussed with BKD, LLP (“BKD”), its independent auditors, the matters required to be discussed by the Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board in PCAOB Release 2012-004;
The Audit Committee has received the written disclosures and the letter from independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence; and
Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.
In its analysis of the independence of BKD, the Audit Committee considered whether the non-audit related professional services rendered by BKD to the Company were compatible with maintaining the principal accountant’s independence.
AUDIT COMMITTEE
Robert L. Shoptaw, Chairman	Jay D. Burchfield	Edward Drilling
Eugene Hunt	W. Scott McGeorge	Christopher R. Kirkland
PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Compensation Committee and the Board are committed to excellence in governance and are aware of the significant interest in executive compensation matters by investors and the general public.
The Company has designed its executive compensation program to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and enhance shareholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders.
The Company is presenting the following proposal, which gives you as a shareholder the opportunity to approve or disapprove our pay program for named executive officers by voting for or against the resolution set forth below (“say-on-pay” vote). While the vote on the resolution is advisory in nature and will not bind the Company to take any particular action, the Compensation Committee and the Board intend to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the Company’s compensation program.
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby APPROVED.”
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF
THE VOTE ON EXECUTIVE COMPENSATION
The Company is presenting this proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a say-on-pay proposal, similar to Proposal 3, in future proxy statements (“say-on-frequency” vote). While this say-on-frequency vote is advisory in nature and will not bind the Company to adopt any particular frequency, the NCGC and the Board intend to carefully consider the shareholder vote resulting from the proposal in determining how frequently the Company will hold say-on-pay votes in the future.
Please note that as a shareholder you have the ability to vote for one of the following choices, as indicated on the proxy card: to specify the interval between the advisory votes on executive compensation as 1 Year, 2 Years, 3 Years, or to abstain from voting.
The NCGC and the Board value dialogue on executive compensation and other important corporate governance topics with our shareholders. The Company presented a substantially similar say-on-frequency proposal to shareholders at its 2011 annual meeting, at which time an approximately equal percentage of shareholders favored the “1 Year” alternative and the “3 Year” alternative. Based on those results, the Company has included a say-on-pay proposal in its proxy statement each year, and the Board continues to believe that such practice will provide an effective way to obtain current information on shareholder sentiment about our executive compensation program.
Shareholders are not voting to approve or disapprove the recommendation of the Board that the non-binding advisory vote on the compensation of the Company’s named executive officers (as set forth in Proposal 3) be held every year. For the purposes of the non-binding advisory vote on this say on frequency vote, the Company will take into consideration the shareholder vote on each of the alternatives set forth on the proxy card with respect to this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE “1 YEAR” ALTERNATIVE WITH RESPECT TO PROPOSAL 4.
PROPOSAL 5 – TO AMEND THE SIMMONS FIRST NATIONAL CORPORATION
2015 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER
The Company is presenting this proposal to amend the Simmons First National Corporation 2015 Incentive Plan (“2015 Plan”) to increase the aggregate number of shares of Company common stock which are reserved for issuance thereunder from 1,000,000 shares to 2,000,000 shares. The additional shares requested will provide the Company with the ability to continue to make equity-based compensation available to its executive officers and other key employees, as well as consultants and directors, beyond 2017.
The Company’s shareholders initially approved the 2015 Plan on June 18, 2015. The Compensation Committee, pursuant to authority delegated to it by the Board, approved the amendment, subject to shareholder approval, at its February 23, 2017, meeting. The complete text of the 2015 Plan, as proposed to be amended, is included as Exhibit A to this proxy statement.
As we noted in the 2015 proxy statement, the Company has long had in effect both cash and equity-based incentive plans that have allowed us to grant executive officers and other key employees, along with consultants and directors, various types of equity-based awards, as well as cash awards. The 2015 Plan provides the Company with the flexibility to develop and deliver short-term cash incentive programs and long-term equity incentive programs that are competitive, that attract and retain key talent, and that meet current and evolving compensation practices. The use of equity-based awards reflects the Board’s belief that encouraging stock ownership by executive officers and other key employees serves to attract, retain, and motivate them by providing a direct, financial interest in the Company’s continued success.
Since the beginning of 2015, the Company’s total consolidated assets have increased from approximately $4.6 billion to $8.4 billion at the beginning of 2017. In addition, the Company has announced pending mergers that, when completed, are expected to further increase the Company’s total consolidated assets to over $13 billion. As the Company’s assets have grown, so, too, have its employees, from approximately 1,344 at the beginning of 2015 to approximately 1,942 at the beginning of 2017. The Company’s rapid growth, combined with continued competition in the financial industry for top-notch talent, has significantly increased the importance of equity-based compensation as a key component for employee recruitment and retention. It, along with the Transition Grants (see “Compensation Discussion and Analysis”), has also resulted in a faster-than-expected reduction in the number of shares set aside for issuance under the 2015 Plan. Consequently, if the Company does not receive shareholder approval for the 2015 Plan, the Company will need to consider compensation alternatives for 2018 and beyond that do not include equity compensation, or include equity compensation to a lesser degree, than is the case with current practices. In the Board’s opinion, equity-based compensation has significantly contributed to the Company’s growth and success to date and should continue to do so in the future. Thus, the Board considers approval of the amendment to the 2015 Plan critical to the Company’s ability to continue to execute its strategic plans.
The additional 1,000,000 shares of Company common stock that will be reserved for issuance under the 2015 Plan if shareholders approve the proposed amendment represent approximately 3.19% of outstanding Company shares as of February 22, 2017, and approximately 3.16% of fully diluted Company shares as of the same date (which assumes the issuance of shares pursuant to both outstanding stock options and restricted and performance stock units).
The Compensation Committee will determine the executive officers and other key employees, as well as consultants and directors, who will receive future awards under the 2015 Plan, as well as the sizes and types of those awards. It is, therefore, not possible to forecast the benefits or amounts of future awards that will be received by, or allocated to, particular, eligible individuals or groups.
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about Company common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company’s existing equity compensation plans as of December 31, 2016.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights [a]	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Stockholders	473,080	$42.85	422,110[b]
Equity Compensation Plans Not Approved by Stockholders	0	0	0
Total	473,080	$42.85	422,110

[a]
Does not include outstanding restricted stock awards, restricted stock units, or performance stock units.

[b]
Consists of shares available for future issuance under the Simmons First National Corporation 2015 Incentive Plan.

As of February 22, 2017, the weighted average exercise price of all outstanding stock options is approximately $43.14 per share, and the weighted average remaining contractual life is approximately 7.45 years.
Additional information regarding the 2015 Plan is included in note 13 of the notes to the Company’s financial statements included in the Company’s Form 10-K filed with the Securities and Exchange Commission on February 28, 2017.
BURN RATE
ISS Corporate Solutions (“ICS”) defines a company’s annual stock usage rate or “burn rate” generally as the number of equity-based awards granted in a particular year divided by the weighted average common shares outstanding for that year. To aid in comparing the impact of options and stock awards, ICS applies a factor of two and one half  (2.5) to the number of restricted stock awards, restricted stock units, and performance stock units granted. The Company’s burn rate, calculated in this manner, was 2.18% for 2016, 2.18% for 2015, and 1.98% for 2014.

DESCRIPTION OF THE 2015 PLAN, AS PROPOSED TO BE AMENDED
The following description of the material features of the 2015 Plan, as proposed to be amended, is qualified in its entirety by reference to the text of such plan, which, as previously noted, is included as Exhibit A to this proxy statement. The only amendment to the 2015 Plan is an increase in the aggregate number of shares of Company common stock which are reserved for issuance thereunder.
Shares Available for Issuance
Subject to adjustment upon the occurrence of certain events described below, the number of common shares that may be issued under the 2015 Plan will be 2,000,000 shares. If an award provides for the provision of dividend equivalents, such dividend equivalents shall be paid in cash not additional shares.
If all or any portion of an award granted under the 2015 Plan is forfeited, or otherwise terminates or expires, the common shares that are subject to the award, to the extent of the forfeiture, termination or expiration, will again become available for future awards under the 2015 Plan.
In addition to aggregate share limits, the 2015 Plan establishes individual limits that provide that no participant may receive:
•
in any calendar year, awards with respect to more than 300,000 common shares to any employee for options or SARs;

•
in any calendar year, awards with respect to more than 150,000 common shares to any employee for awards other than options or SARs;

•
in any calendar year, awards with respect to more than 75,000 common shares to any non-employee director;

•
for a performance period of a single calendar year, no more than $5,000,000 in cash awards; and

•
for a performance period of more than a single calendar year, no more than $7,500,000 in cash awards.

In the context of performance-based awards that stipulate a target number of units or common shares and that may vest at, below or above that target, the maximum number of common shares issuable under the award will be used for purposes of determining compliance with these individual limitations. For all awards, any dividend equivalents are disregarded for purposes of determining if these limits are satisfied.
Except as described in the last sentence of this paragraph, in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, the committee will make equitable adjustment(s) as it deems appropriate to: (1) the number and class of securities available under this Plan, (2) the number and class of securities and exercise price per Share of each outstanding Stock Option, (3) the number of Shares subject to each outstanding Restricted Stock Award, and (4) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator. No adjustment can be made by the Committee if the adjustment would cause an award to be subject to adverse tax consequences to the participant under Section 409A of the Internal Revenue Code, which is described in more detail below, unless such adjustment specifically provides that the Award is intended to be subject to 409A.
Administration
The 2015 Plan is administered by or under the direction of the Compensation Committee of the Board (referred to in this proposal as the “Committee”). The Committee must consist of not less than two Board members, all of whom are “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) and “outside directors” as defined in Section

162(m) of the Internal Revenue Code and the regulations promulgated under Section 162(m); however, in the event that the Committee fails to satisfy this requirement, the actions of the Committee will still be valid for all purposes other than Section 16(b) of the Exchange Act and Section 162(m) of the Internal Revenue Code.
The Committee has full power to interpret and administer the 2015 Plan, including the authority to adopt and amend rules, guidelines and practices governing the 2015 Plan and the authority to interpret any agreement governing an award under the 2015 Plan. It also has full authority to determine the eligibility of individuals to whom awards will be granted under the 2015 Plan and to determine: the type and amount of awards to be granted to each participant; the consideration, if any, to be paid for awards; the timing of awards; and the terms and conditions of the awards and related agreements to be entered into with eligible individuals.
Any interpretation and administration of the 2015 Plan by the Committee, and all actions and determinations of the Committee, are final, binding, and conclusive on the Company, its shareholders, subsidiaries, and affiliates, all participants in the 2015 Plan, their respective legal representatives, successors, and assigns, and all persons claiming under or through any of them. No director will incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the 2015 Plan.
Eligibility to Participate in the 2015 Plan
Any current employee, officer, director, independent contractor, consultant, or advisor of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or (f) of the Internal Revenue Code or any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a controlling interest is eligible to receive an award under the Plan. Because the Committee has the authority to determine which eligible individuals will receive awards under the 2015 Plan, the benefits or amounts that will be received by any individual officer, the executive officers as a group, and other key employees cannot be determined.
Types and Terms of Awards
The Committee has the discretion to decide who will receive awards under the 2015 Plan, the types of awards they will receive and, subject to the provisions described below, the terms of any award. The Committee can grant restricted stock options (incentive and non-qualified) stock appreciation rights, restricted stock, restricted stock units, performance shares, other stock-based awards, dividend equivalents and cash.
Generally Applicable Provisions.   The committee has broad discretion to decide the terms of awards that may be granted under the 2015 Plan. However, the 2015 Plan provides certain parameters for awards, including the following:
Purchase Price. The purchase price, if any, for each equity-based award will be determined by the Committee at the time of grant.
Time-Based and Performance-Based Awards.   An eligible individual may be granted an award that will vest based on continued employment (a time-based award), an award that will vest based on the achievement of performance goals (a performance-based award), or a combination of both. The Committee will determine the vesting periods for time-based awards and the restrictions and other terms applicable to time-based awards prior to vesting, as well as any other conditions that must be satisfied prior to the vesting of the awards. For awards that are performance-based, the Committee will establish the objective performance goals and any other conditions that must be satisfied as a condition to vesting. The Committee may provide for the lapse of the restrictions and conditions to vesting in “award installments” (if an award consists of multiple installments, each with a separate vesting date, expiration date and/or other unique term or condition, this term refers to any one of those installments), as set forth in the related award agreement. The provisions of awards need not be the same with respect to each participant.

Performance Goals. Unless determined otherwise by the Committee, performance-based awards will be awards intended to qualify for the exception for “performance-based compensation” under Section 162(m) of the Internal Revenue Code, which is described in more detail below. Performance-based awards will be structured to vest, if at all, only if the Company satisfies the conditions to vesting established by the Committee at the time of the award, including objective criteria relating to one or more of the following measures:
•
earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis);

•
return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•
improvements in capital structure;

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revenues;

•
expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

•
one or more operating ratios;

•
stock price or performance;

•
stockholder return;

•
market share;

•
cash (cash flow, cash generation or other cash measures);

•
capital expenditures;

•
net borrowing, debt leverage levels, credit quality or debt ratings;

•
the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

•
net asset value per share;

•
economic value added;

•
sales;

•
profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•
net income (before or after taxes, operating income or other income measures);

•
internal rate of return or increase in net present value;

•
productivity measures;

•
cost reduction measures;

•
strategic plan development and implementation;

•
customer measures (including changes in number of customers or households);

•
growth measures (deposit growth, loan growth, revenue growth, or asset growth);

•
net charge-offs; or

•
any combination of any of the foregoing business criteria.

Performance goals may be measured on a companywide, subsidiary, business unit, or any combination of these bases, as determined by the Committee at the time of grant. Performance goals also may reflect absolute performance or a relative comparison of performance to the results in other periods, to a target, to a peer group of entities, to an index, or to another external measure. Performance goals may also be measured on an aggregate or per share basis.
The Committee may, at the time performance goals are established (or otherwise within the time permitted by Section 162(m) of the Internal Revenue Code), provide for the exclusion from any one or more applicable periods of the impact of extraordinary, unusual and/or non-recurring items to the extent permitted by Section 162(m), including, without limitation: (1) any act of God or nature that adversely affects the Company’s business operations for a significant period of time; (2) any profit, loss or expense attributable to acquisitions or dispositions of stock, assets or any other portion of a business; (3) operating or financial results attributable to the operations of an entity or business acquired or disposed of by the Company; (4) gains or losses due to litigation or settlements; (5) all other items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; and (6) other items permitted by Section 162(m). Unless expressly determined by the Committee at the time the performance goals for an award are established and stated in the related award agreement, the satisfaction of any performance goals will be determined by eliminating the impact of any change in accounting rules which becomes effective following the time the performance goals are established.
Performance-based awards will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified performance goals, provided all other conditions to vesting have been met. In the Committee’s discretion, performance-based awards may: (1) stipulate that an award will vest only in its entirety upon the satisfaction of the specified performance goals; (2) stipulate a portion of the award that will vest either in whole or in part, depending on the level of achievement in comparison to the specified performance goals, pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the award; or (3) stipulate a target number of shares of stock or units (the “Target”) that may vest in part, in whole or up to a specified multiple of the Target, depending on the level of achievement in comparison to the specified performance goals pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the award. In the case of any award authorized under clause (3) of the previous sentence, a number of common shares equal to the maximum possible number of common shares that may be delivered to the participant under the award will be reserved by the Company until such time as the applicable multiple of the Target has been determined by the Committee, even if the certification of achievement of results does not occur at that time due to additional performance goals that must be met prior to vesting, or if the actual exercise, vesting or delivery of stock does not occur at that time due to any delay in delivery imposed for purposes of Section 409A of the Internal Revenue Code. If, or to the extent that, a performance-based award does not vest under the applicable performance goals on or before the expiration date established by the Committee for the award, the award will be forfeited automatically.
Committee Discretion to Reduce or Eliminate Awards.   The Committee can reduce the amount of, or eliminate in full, but not increase, the amount of stock, units, or other interests that are subject to any performance-based award at, or at any time prior to, the Committee’s certification of the vesting of the award. The Committee may treat individual participants differently for these purposes. Any determination of this type by the Committee will be final and binding on each affected participant.
Transferability.   Awards under the 2015 Plan may not be transferred by the participant other than by will or by the laws of descent and distribution.
Tax Withholding.   No later than the date an award becomes taxable, the participant must satisfy his or her minimum withholding taxes by delivering to the Company cash, or, unless the Committee determines otherwise, common shares that are already owned by the participant or that would otherwise be delivered to the participant as a result of the taxable event. The Committee must approve any election by an executive officer subject to Section 16 to satisfy tax withholding obligations by delivering common shares already owned by the participant.
Performance Stock Units.   A performance stock unit is a contractual right awarded by the Company that entitles the participant to receive one common share or cash in the amount of the fair market value of one common share upon the satisfaction of all conditions to vesting of, and the lapse of all restrictions applicable to, the award, as determined by the Committee. Conditions to vesting may relate to continued employment, the achievement of performance goals established by the Committee, or both. The units remain subject to the restrictions, and subject to the forfeiture, termination, or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the Committee for the vesting of the applicable award.
Restricted Stock Units.   A restricted stock unit is a contractual right awarded by the Company that entitles the participant to receive one common share or cash in the amount of the fair market value of one common share upon the satisfaction of all conditions to vesting of, and the lapse of all restrictions applicable to, the award, as determined by the Committee. Conditions to vesting may relate to continued employment or the lapse of time. The units remain subject to restrictions, and subject to forfeiture, termination, or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the Committee for the vesting of the applicable award.
Restricted Stock Awards.   Restricted stock awards consist of grants by the Company of common shares that are subject to various restrictions, including, without limitation, restrictions on sale or transfer by the participant. The common shares will remain subject to those restrictions, and to forfeiture, termination or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the committee for the vesting of the applicable award. Upon vesting of an award and the lapse of any other restrictions, the restrictions on the common shares awarded will be removed, and the participant will become entitled to sell or transfer those shares subject to applicable legal requirements. In addition to the terms established by the Committee, the following provisions will apply to all restricted stock awards:
•
Each participant receiving a restricted stock award will be issued common shares to be held in book entry form. No stock certificates evidencing the shares will be issued and the applicable restrictions will be noted in the records of our transfer agent and in the book-entry system.

•
Except as provided in the 2015 Plan or the applicable award agreement, with respect to the common shares that are the subject of the restricted stock award, a participant will have all of the rights of a shareholder of the Company, including the right to vote the common shares.

•
Participants who are granted awards of restricted stock also have the right to receive any cash dividends or other distributions declared by the Board, subject to the 2015 Plan. However, the Committee may determine that dividends or other distributions will not be paid or distributed immediately and will be and remain subject to all the terms and conditions regarding vesting, restrictions and forfeiture that apply to the common shares covered by the restricted stock award to which the dividends or distributions relate.

Stock Options. A stock option award represents the right to purchase a specified number of common shares from the Company at a specified price during a specified time period. Generally, stock options are not exercisable immediately and may be exercised in accordance with the requirements of the 2015 Plan only after the satisfaction of the conditions established by the Committee for the vesting of the award.
The Committee will have the authority to grant either incentive stock options or non-qualified stock options, or a combination of both, subject to the requirements of the 2015 Plan. Incentive stock options are stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code or any successor to Section 422. Non-qualified stock options are stock options that do not qualify as incentive stock options. In addition to the terms established by the Committee, the following provisions will apply to each stock option award:
•
The option exercise price per common share that may be purchased under a stock option will be determined by the Committee at the time of grant.

•
For non-qualified stock options, the exercise price must be at least equal to 100% of the fair market value of the Company’s common shares on the date of grant.

•
For incentive stock options, the exercise price must be at least equal to: (1) 100% of the fair market value of the Company’s common shares at the date of grant; or (2) 110% of the fair market value of the common shares at the date of grant, in the case of a participant who at the date of grant owns shares representing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Section 424(d), (e) and (f) of the Internal Revenue Code) (a “10% participant”).

•
The term of each stock option (“option term”) will be determined by the Committee at the time of grant and may not exceed 10 years from the date of grant (or, with respect to incentive stock options, five years in the case of a 10% participant).

•
Subject to any installment exercise provisions and other conditions to vesting that may apply with respect to the stock options, stock options may be exercised, in whole or in part, at any time during the option term, by giving to the Company written notice of exercise specifying the number of common shares to be purchased. The notice of exercise must be accompanied by payment in full of the option exercise price of the common shares for which the option is exercised. The Committee may allow cashless broker exercises.
•
Unless otherwise determined by the Committee, at or after grant, payment, in full or in part, of the option exercise price of incentive stock options and non-qualified stock options and related minimum withholding taxes may be made in the form of unrestricted common shares then owned by the participant and having a value equal to the option exercise price and minimum withholding taxes

•
No common shares will be issued pursuant to an exercise of an option until full payment of the exercise price and minimum withholding has been made. A participant will not have rights to dividends or any other rights of a shareholder with respect to any common shares subject to an option until the participant gives written notice of exercise, has paid in full for the common shares, and such shares have been issued to the participant.

•
All stock options will be exercisable during the participant’s lifetime only by the participant or, if the participant is unable to exercise an option as a result of the participant’s disability, by his or her authorized legal representative.

The following additional provisions will apply to incentive stock options and, in the event of conflict, will override the general provisions set forth above:
•
Only employees of the Company or one of its subsidiaries can receive an incentive stock option.

•
In the event of the death or disability of a participant who holds an incentive stock option, the incentive stock option will be exercisable by: (1) the participant’s authorized legal representative (if the participant is unable to exercise the incentive stock option as a result of the participant’s disability) only if, and to the extent, permitted by Section 422 of the Internal Revenue Code and Section 16 of the Exchange Act; and (2) the participant’s estate, in the case of death, or authorized legal representative, in the case of disability, no later than 10 years from the date the incentive stock option was granted (or five years in the case of a 10% participant), in addition to any other restrictions or limitations that may apply.

The terms of the 2015 Plan relating to incentive stock options will be interpreted so as not to disqualify the 2015 Plan under Section 422 of the Internal Revenue Code. In addition, the 2015 Plan cannot be amended, and any discretion permitted by the 2015 Plan cannot be exercised, in a manner that would disqualify the 2015 Plan under Section 422 or, without the consent of the affected participant, to disqualify any outstanding incentive stock option under Section 422.
Stock Appreciation Rights. Stock appreciation rights may be granted alone, in addition to or in tandem with other awards granted under the 2015 Plan. In the case of an award of stock appreciation rights relating to an award of non-qualified stock options, the rights may be granted either at or after the time of the grant of the related non-qualified stock options. In the case of incentive stock options, the rights may be granted in tandem with incentive stock options only at the time of the grant of the options and may be exercised only when the fair market value of the stock subject to the option exceeds the option exercise price.
Stock appreciation rights issued in tandem with stock options (“tandem SARs”) will terminate and will cease to be exercisable upon the termination or exercise of the related stock option, subject to any provisions that the Committee specifies at grant if the stock appreciation right is granted with respect to less than the full number of common shares subject to the related stock option. Upon exercise, the participant will be entitled to receive an amount determined in the manner prescribed below and the applicable award agreement.
Stock appreciation rights granted under the 2015 Plan are subject to the following terms and conditions and any other terms and conditions established by the committee:
•
Tandem SARs will be exercisable only at the times, and to the extent, that the stock options to which they relate are exercisable in accordance with the provisions of the 2015 Plan, and stock appreciation rights not granted in tandem with stock options (“freestanding SARs”) will be exercisable as the committee determines.

•
Upon exercising a stock appreciation right, a participant is entitled to receive an amount in cash or common shares, as determined by the committee at the time of grant, equal in value to the excess of the fair market value of one common share on the date of exercise of the stock appreciation right over: (1) in the case of tandem SARs, the option exercise price per share specified in the related stock option, which price will be fixed no later than the date of grant of the tandem SARs; or (2) in the case of freestanding SARs, the price per share specified in the related award agreement, which price will be fixed at the date of grant and will be not less than the fair market value of the common shares on the date of grant, multiplied by the number of common shares in respect of which the stock appreciation right was exercised. The Committee will have the right to determine the form of payment (i.e., cash, stock, or any combination of cash and stock) and to approve any election by the participant to receive cash, in whole or in part, upon exercise of the stock appreciation right. When payment is to be made in stock, the number of common shares to be paid will be calculated on the basis of the fair market value of the common shares on the date of exercise. However, the Committee nevertheless may limit the appreciation in value of any stock appreciation right at any time prior to exercise.

•
Upon the exercise of a tandem SAR, the related stock option also must be exercised.

•
Stock appreciation rights will be exercisable, during the participant’s lifetime, only by the participant or, in the event of the participant’s disability, by the participant’s authorized legal representative.

•
Termination of Employment

For time based equity grants under the Plan, vesting will occur as provided by the Committee in the Award document. Stock option grants that are time vested must have a minimum vesting period of one year. For performance based equity grants, there is no minimum vesting period, however, the minimum performance period, in the absence of extraordinary circumstance, is one year. The Committee may provide for exceptions to the vesting rules, including in the case of a participant’s death, disability or retirement.
Change in Control
Upon the occurrence of a change in control, unless otherwise provided in the Award document, all restricted stock awards shall immediately vest. All conditions and restrictions applicable to any restricted stock shall automatically be deemed terminated or satisfied upon the occurrence of a change in control.
For all other types of Awards (other than restricted stock awards), upon the occurrence of a change in control, the Committee shall take one of the following actions:
•
provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity or an affiliate thereof,

•
upon written notice to a participant, provide that any unexercised Awards will terminate immediately prior to the consummation of the Change in Control unless exercised within a specified period following such notice,

•
provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part before or upon the Change in Control,

•
in exchange for the termination of such Awards, make or provide for a cash payment to a participant equal to the excess, if any, of  (A) the cash consideration per share to be received by stockholders generally with respect to the Change in Control times the number of shares in the participant’s Awards over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings,

•
provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (net of the exercise price thereof and any applicable tax withholdings, if applicable) or

•
any combination of the foregoing.

The Committee is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, in the same manner.
The Plan defines “change in control” as any of the following:
•
the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either the then outstanding common shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“outstanding Company voting stock”), except that the following acquisitions will not constitute a change in control:

•
any acquisition directly from the Company;

•
any acquisition by the Company;

•
any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

•
any entity controlled by the Company;

•
a change in the composition of the Board such that the individuals who, as of the date that the 2015 Plan becomes effective, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; with the following rules being applicable to individuals who become a member of the Board subsequent to the effective date of the 2015 Plan:

•
any individual whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this bullet) will be considered as though the individual were a member of the Incumbent Board; and

•
any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board will not be considered as a member of the Incumbent Board; or

•
the consummation of a reorganization, merger, or consolidation or similar transaction involving the Company or a sale or other disposition of all or substantially all of the assets of the Company, (a “Business Combination”), unless, after such Business Combination:

•
all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding common shares and outstanding Company voting securities immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from the transaction (including, without limitation, an entity that, as a result of the transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the transaction, of the outstanding common shares and outstanding Company voting securities, as the case may be;

•
no person (excluding any entity resulting from the transaction or any employee benefit plan (or related trust) of the Company or the entity resulting from the transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the entity resulting from the transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the transaction; and

•
at least a majority of the members of the board of directors of the entity resulting from the transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the transaction.

•
the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

To the extent that a Change in Control is a payment triggering event with respect to an Award that is subject to Section 409A of the Code, no payment shall be triggered by an event that does not constitute a change in control as defined in Section 409A.
In approving option and restricted stock unit grants under the 2015 Plan, the Committee’s practice has been to provide in the grant document that, upon a Change in Control, unvested options and restricted stock units shall automatically vest and become fully exercisable if, in connection with or during the one-year period immediately following the Change in Control, the participant is involuntarily terminated without cause. The Committee’s practice with respect to performance stock units has been to provide in the grant document that a participant shall be awarded the units using the target payout percentage if the Change in Control occurs at any time after nine months following the beginning of the applicable performance period. However, if the Change in Control occurs at any time during the nine-month period, the performance stock units will be cancelled.
Right of Recoupment
All Awards under the Plan are subject to any compensation, clawback and recoupment policies that may be generally applicable to the employees of the Company, as approved by the Board and any such compensation, clawback and recoupment policies that may be specifically applicable to the Plan as adopted by the Committee, in each case whether or not approved before or after the effective date of the Plan.
Section 409A of the Internal Revenue Code
The Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code or an exemption or exclusion from Section 409A and, with respect to awards and amounts that are subject to Section 409A, it is intended that the Plan will be administered in all respects in accordance with Section 409A. Accordingly, any action taken under the Plan, including any acceleration or conversion under the change in control provisions described above, will be made in compliance with Section 409A. The Plan contains a number of requirements aimed at compliance with Section 409A, including the following provisions:
•
no option or stock appreciation right granted under the Plan will contain any feature for the deferral of compensation unless specifically designated in the Award document; and

•
in the event that a participant is a “specified employee” within the meaning of Section 409A (as determined in accordance with the methodology established by the Company), amounts that constitute “non-qualified deferred compensation” within the meaning of Section 409A that would otherwise be payable during the six-month period immediately following a participant’s termination of employment with the Company by reason of the termination will instead be paid or provided on the first business day of the seventh month following the month in which the participant’s termination occurs.

Amendments and Termination
The Plan may be amended or terminated at any time by our Board or the Committee, except that no amendment or termination can impair the rights of a participant under an award granted prior to the amendment or termination without the participant’s consent unless expressly authorized by the 2015 Plan. The amendment authority for the Plan and outstanding awards extends to amendments to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
The Company will submit to the shareholders for approval any plan amendment that is required to be approved by shareholders by any regulatory authority, stock exchange on which the common shares are listed or Section 162(m). Unless changes in applicable law and legal requirements otherwise permit, shareholder approval will also be required for any amendment that would:
•
increase the total number of shares of stock (other than adjustments described above under “–Shares Available for Issuance”) that may be:

•
issued under the 2015 Plan;

•
issued to any eligible person during any calendar year; or

•
the subject of stock options and stock appreciation rights granted to any eligible person;

•
permit the granting of stock options or stock appreciation rights with an exercise price lower than fair market value at the date of grant;

•
change the eligibility requirements for the 2015 Plan; or

•
change the performance goals described above (other than adjustments).

The Committee, at any time, may also amend the terms of any outstanding award, but other than adjustments described above or creating substitute awards in connection with a change in control, no amendment of an award agreement can impair the rights of a participant under an outstanding award without the participant’s consent, or make an applicable exemption provided by Rule 16b-3 under the Exchange Act unavailable to a participant subject to Section 16 of the Exchange Act without his or her consent. In addition, except for adjustments as described above, unless the action is approved by the Company’s shareholders:
•
no stock option or stock appreciation right can be amended to decrease the option exercise or strike price/base value of the award; and

•
no stock option or stock appreciation right can be cancelled in exchange for the grant of a new option with a lower exercise price or a stock appreciation right with a lower strike price/base value.

Term of the 2015 Plan
No award can be granted under the Plan after June 30, 2025; however, awards granted prior to that date can extend beyond that date.
DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2015 PLAN
The following is a summary of certain Federal income tax consequences of awards made under the 2015 Plan based on provisions of the Internal Revenue Code in effect as of the date of this proxy statement, which are subject to change. The summary does not cover any state, local, foreign or other tax consequences of participation in the 2015 Plan. This summary is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of any given participant under the 2015 Plan.
Restricted Stock Units and Performance Stock Units
A participant will not recognize taxable income at the time of grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of settlement of the award, equal to the fair market value of any shares delivered (determined at that time) and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply (see “–Section 162(m) Deduction Limit” below).
Restricted Stock Awards
In general, a participant will not recognize taxable income at the time of grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant equal to the excess of the fair market value of the common shares at that time over the amount, if any, paid for those common shares. If an election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the common shares at that time over the amount, if any, paid for such common shares. The Company will be entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.
In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding), rather than dividend income. The Company will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply.
Non-Qualified Stock Options
For stock options that are non-qualified stock options with an exercise price equal to or greater than the fair market value of the common shares on the date of grant, no income is recognized by the participant at the time the stock option is granted. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the common shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction at that time.
Stock options with an option exercise price equal to or greater than the fair market value on the date of grant are generally treated as performance-based compensation; consequently, those stock options normally are not subject to the deduction limits relating to non-performance-based compensation under Section 162(m).
Incentive Stock Options
A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the common shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date the common shares were transferred to the participant, any gain or loss arising from a subsequent disposition of those common shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction.
If, however, those common shares are disposed of at a gain within such one or two year periods, then in the year of disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of the common shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction at that time. Any excess of the amount realized on the disposition date over the fair market value of the common shares on the exercise date will be treated as capital gain. Incentive stock options are generally not subject to the deduction limits for non-performance-based compensation under Section 162(m).
For the purposes of computing a participant’s alternative minimum tax, the excess of the fair market value of the common shares at the time of exercise over the option price is an item of tax preference, unless there is a disposition of the shares acquired upon exercise in the same taxable year of exercise.
Stock Appreciation Rights
Generally, a participant will not recognize taxable income at the time of grant of a stock appreciation right, and the Company will not be entitled to a tax deduction at that time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) equal to the fair market value of any common shares delivered (determined at that time) and the amount of cash paid by the Company, and the Company generally will be entitled to a corresponding deduction at that time.
Stock appreciation rights with a price per share equal to or greater than the fair market value on the date of grant are generally treated as performance-based compensation; consequently, those stock appreciation rights normally are not subject to the deduction limits relating to non-performance-based compensation under Section 162(m).

Dividend Equivalents
In general, for dividend equivalents, a participant will recognize compensation taxable as ordinary income when the dividend equivalents are paid to the participant in the amount being paid (which may include accrued interest), and the Company generally will be entitled to a corresponding deduction at that time, subject to the deduction limits under Section 162(m).
Section 162(m) Deduction Limit
Section 162(m) of the Internal Revenue Code generally limits to $1 million per year the deduction that can be taken for Federal income tax purposes for compensation paid to “covered employees” (the “Deduction Limit”). Under Section 162(m), the term “covered employee” includes the chief executive officer and our four other most highly compensated executive officers. The Deduction Limit applies to compensation that does not qualify for any of the limited number of exceptions provided for in Section 162(m). Under Section 162(m), the Deduction Limit does not apply to compensation paid under a plan that meets certain requirements for “performance-based compensation” as defined under Section 162(m). For covered employees, any income resulting from a grant or vesting of restricted stock or restricted stock units, dividend equivalents and the amounts equivalent to interest generally will be exempt from the Deduction Limit only if the grant: (1) vests upon the achievement of one or more pre-established objective performance goals, the material terms of which are approved by shareholders; and (2) otherwise satisfies the requirements of Section 162(m).
The 2015 Plan is designed so that stock options and stock appreciation rights qualify for the “performance-based compensation” exception, and also permits the Committee to grant other awards, such as performance-based restricted stock and restricted stock units, which can be designed to qualify for the “performance-based compensation” exception. However, there can be no guarantee that awards intended to qualify for the “performance-based compensation” exception will qualify for the exception to the Deduction Limit. Time-based restricted stock and restricted stock unit awards would not qualify for this “performance-based compensation” exception. In addition, the Committee reserves the right to grant performance-based awards under the 2015 Plan that do not qualify for the “performance-based compensation” exception to the Deduction Limit. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.
Section 409A
Section 409A of the Internal Revenue Code provides that if, at any time during a taxable year, a “nonqualified deferred compensation plan” or arrangement fails to meet the requirements of Section 409A (a “non-qualified plan”), is not operated in accordance with those requirements or is not otherwise exempt or excluded from the requirements of Section 409A, all of an employee’s compensation that was deferred under the non-qualified plan (or any other plan required to be aggregated with the non-qualified plan) for the taxable year and all preceding years will be included in the employee’s gross income, but only to the extent that the compensation was not subject to a substantial risk of forfeiture and not previously included in gross income. In addition to the tax imposed on that compensation, the employee’s tax for the taxable year will be increased by interest and an additional tax equal to 20% of such compensation.
The 2015 Plan is intended to comply with the requirements of Section 409A or an exemption or exclusion therefrom and, with respect to awards and amounts that are subject to Section 409A, it is intended that the 2015 Plan will be administered in all respects in accordance with Section 409A.
The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2015 Plan. Participants in the 2015 Plan should consult with their tax advisors as to the Federal, state, local, foreign and other tax consequences of their receipt of awards under the 2015 Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.

PROPOSAL 6 – TO RE-APPROVE THE PERFORMANCE GOALS
INCLUDED IN THE SIMMONS FIRST NATIONAL CORPORATION
2015 INCENTIVE PLAN
The 2015 Plan is intended to comply with Section 162(m) of the Internal Revenue Code, which, as noted in the discussion of Proposal 5, generally imposes a Deduction Limit on the Company for compensation paid to “covered employees.” The Deduction Limit, however, does not apply to compensation earned pursuant to “performance-based” awards under the 2015 Plan so long as the requirements of Section 162(m) are met. One of those requirements is that the Company’s shareholders approve the material terms of the performance goals underlying the awards. In addition, Section 162(m) requires shareholder re-approval of such goals every five years if the Compensation Committee reserves discretion to adjust the targets under the goals from year to year, which it has.
The Company’s shareholders approved the performance goals in 2015. Although shareholder re-approval of the performance goals is not, therefore, required until 2020, because the Company is seeking approval to allocate additional shares to the 2015 Plan (see “Proposal 5”), the Company also believes it is appropriate to seek shareholder re-approval of the 2015 Plan’s performance goals at this time in order to preserve the Company’s ability to deduct certain executive compensation earned pursuant to any performance-based award that may be made in the next five years.
A description of the material terms of the performance goals under the 2015 Plan, including a description of  (i) the individuals eligible for performance-based awards, (ii) the criteria on which the underlying performance goals are based, and (iii) the applicable award limits, is included in the discussion of Proposal 5 of this proxy statement. As previously noted, that description is qualified in its entirety by reference to the text of the plan, as proposed to be amended, which is included as Exhibit A to this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6.
PROPOSAL 7 - TO RATIFY SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Audit Committee of the Board re-selected the accounting firm of BKD, LLP as independent auditors of Simmons First National Corporation and its subsidiaries for the fiscal year ending December 31, 2017, subject to a formal acceptance of an engagement letter from BKD, LLP, and seeks ratification of the selection by the Company’s shareholders.
Audit Fees
The aggregate fees billed to the Company for professional services rendered by BKD for the audit of the Company’s annual financial statements for the year ended December 31, 2016, and the reviews of the financial statements included in the Company’s Form 10-Q’s for 2016 were $706,500. The aggregate fees billed to the Company by BKD for such services in 2015 were $706,500.
Audit Related Fees
The aggregate fees billed to the Company for professional services rendered by BKD for the audit related fees during 2016 were $115,511. The aggregate fees billed to the Company by BKD for such services in 2015 were $258,512. These services are primarily for the audit services provided in connection with acquisitions, audits of employee benefit plans and audit of the investment company.
Tax Fees
The aggregate fees billed to the Company for professional services rendered by BKD for tax services and preparation of tax returns during 2016 were $11,100. The aggregate fees billed to the Company by BKD for such services in 2015 were $12,885.
All Other Fees
There were no fees billed to the Company by BKD during 2016 or 2015 for services other than those set forth above.

Shareholder ratification of the Audit Committee’s selection of BKD as our independent auditors for the year ending December 31, 2017, is not required by our Bylaws or otherwise. Nonetheless, the Board has elected to submit the selection of BKD to our shareholders for ratification. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares of our common stock represented and entitled to vote at the annual meeting. If the selection of BKD as our independent auditors for the year ending December 31, 2017, is not ratified, the matter will be referred to the Audit Committee for further review.
Representatives of BKD will be at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF BKD AS OUR INDEPENDENT AUDITORS FOR 2017.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities and Exchange Act of 1934 and the regulations issued thereunder require directors and certain officers of any company registered under that Act to file statements on SEC Forms 3, 4 & 5 with the Securities and Exchange Commission, showing their beneficial ownership in securities issued by such company. Based upon a review of such statements by the directors and officers of the Company for the preceding fiscal year, provided to the Company by such persons, the Company has identified one late Form 4 filing for each of the following directors or officers: Christopher Kirkland, Eugene Hunt, Joseph Porter, Mark Doramus, Robert Shoptaw, Steven Cossé, Scott McGeorge, William Clark II, Robert Fehlman, David Garner, Marty Casteel, and Steve Wade. The Company has identified two late Form 4 filings for each of the following directors: Jay Burchfield and Edward Drilling. The Company has reassessed its internal Section 16 monitoring and reporting practices to help prevent lapses in communication that caused many of the above-noted late filings.
FINANCIAL STATEMENTS
A copy of the annual report of the Company for 2016 on Form 10-K required to be filed with the Securities and Exchange Commission, including audited financial statements, is enclosed herewith. Such report and financial statements contained therein are not incorporated into this Proxy Statement and are not considered a part of the proxy soliciting materials, since they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the meeting.
Upon written request by any shareholder addressed to Patrick A. Burrow, Secretary, Simmons First National Corporation, P. O. Box 7009, Pine Bluff, Arkansas 71611, a copy of the Company’s annual report for 2016 on Form 10-K required to be filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, will be furnished without charge.
PROPOSALS FOR 2018 ANNUAL MEETING
Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2018 Annual Meeting of Shareholders must submit the proposal to the Company no later than November 14, 2017. Shareholders who intend to present a proposal at the 2018 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than January 29, 2018. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS
Management knows of no other matters to be brought before this annual meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment on such matters.
FORWARD LOOKING STATEMENTS
Certain statements contained in this communication may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company’s future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company’s common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company’s financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.
Readers are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, The Company’s ability to successfully complete mergers and acquisitions and integrate target companies’ businesses, ability to fully realize cost savings and other benefits of mergers and acquisitions, business disruption following mergers and acquisitions, changes in interest rates and capital markets, inflation, customer acceptance of the Company’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this communication.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.
BY ORDER OF THE BOARD OF DIRECTORS:
Patrick A. Burrow, Secretary
Pine Bluff, Arkansas
March 14, 2017

Appendix A

SIMMONS FIRST NATIONAL CORPORATION
2015 INCENTIVE PLAN

Simmons First National 2015 Incentive Plan	Table of Contents

ARTICLE 1.   INTRODUCTION
1.1.
Purpose of the Plan.

The Plan is intended to enhance the Company’s ability to attract, retain and motivate its employees, officers, directors, consultants, and advisors, and to provide them with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.
1.2.
Nature of Awards.

The Plan permits the grant of Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Shares, and any other form of award based on the value (or the increase in value) of shares of the common stock of the Company. The Plan also permits cash incentive awards. Subject to Section 8.5, Participants shall vest in their Awards granted under the Plan to the extent certain conditions set forth in their Award Certificate are met.
Vesting criteria may include the passage of time (generally full vesting will not occur until three years or more from the date of grant) or the attainment of individual and/or Company performance objectives, or a combination of both. No time-based stock option granted under the Plan may vest prior to the expiration of at least one year from the date of grant. Except as otherwise provided by the Plan, each Award may be made alone, in addition or in relation to, or in tandem with any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.
1.3.
Effective Date and Term of Plan.

The Plan is effective as of July 1, 2015. No Awards shall be granted under the Plan after June 30, 2025 (or such earlier date as may apply under section 422 of the Code), but Awards previously granted may extend beyond that date.
Simmons First National 2015 Incentive Plan	Page 1

ARTICLE 2.   DEFINITIONS AND CONSTRUCTION
2.1.
Definitions.

When used in this 2015 Incentive Plan, the following terms shall have the meanings set forth below, unless the context clearly requires a different meaning:
(a)
“Administrator” means the entity that administers the plan in accordance with Article 4.

(b)
“Article” means an article of the Plan.

(c)
“Award” means an award issued under the Plan.

(d)
“Award Certificate” means the agreement, certificate or other document evidencing an Award, which shall be in such form (written, electronic or otherwise) as the Administrator shall determine.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Administrator: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Arkansas law. The determination of the Committee as to the existence of  “Cause” shall be conclusive on the Participant and the Company.

(g)
“Change in Control” shall mean that any one of the following apply:

(1)
the acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of the Company’s common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”). For purposes of this paragraph (1), the following acquisitions by a Person will not constitute a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(2)
the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. Any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the Effective Date, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board will not be deemed a member of the Incumbent Board as of the Effective Date;

(3)
the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless following such Business Combination: (A) the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of

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directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions to one another as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination), directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(4)
the approval by our stockholders of a complete liquidation or dissolution of the Company. To the extent that a Change in Control is a payment triggering event with respect to an Award that is subject to section 409A of the Code, no payment shall be triggered by an event that does not constitute a change in control within the meaning of section 409A.

(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)
“Company” means Simmons First National Corporation or any successor entity.

(j)
“Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of not less than two Board members, all of whom are “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) and “outside directors” as defined in Section 162(m) of the Internal Revenue Code and the regulations promulgated under Section 162(m).

(k)
“Disability” shall mean a disability within the meaning of the Company’s long-term disability plan in which the Participant participates, and if there is no such plan, within the meaning of the federal Social Security Act.

(l)
“Effective Date” means the first date set forth in Section 1.3.

(m)
“Fair Market Value” means the closing sales price (for the primary trading session) of a Share on the relevant date. For any date that is not a trading day, the Fair Market Value of a Share for such date will be determined by using the closing sale price for the immediately preceding trading day. The Compensation Committee can substitute a particular time of day or other measure of  “closing sale price” if appropriate because of unusual circumstances or can use weighted averages either on a daily basis or such longer period as complies with section 409A of the Code.

(n)
“Participant” means any person or entity eligible to be granted an Award pursuant to Section 3.1.

(o)
“Plan” means this 2015 Incentive Plan.

(p)
“Performance Share” means an Award granted pursuant to Section 6.5

(q)
“Restricted Stock” means an Award granted pursuant to Section 6.3.

(r)
“Restricted Stock Unit” means an Award granted pursuant to Section 6.4.

(s)
“Section” means a section of the Plan.

(t)
“Share” means a share of common stock of the Company.

(u)
“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 6.2.

(v)
“Stock Option” means an Award granted pursuant to Section 6.1; a Stock Option can be either an “Incentive Stock Option” (if it complies with the requirements of Section 6.1(b)) or a “Nonqualified Stock Option” (if it does not comply with the requirements of Section 6.1(b)).

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(w)
“Ten Percent Stockholder” means a Participant who on the date of grant is treated under section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any parent or subsidiary of the Company as defined in section 424(e) or (f) of the Code.

2.2.
Construction.

When used in the Plan, (a) the terms “include” and “including” shall be deemed to include the phrase “but not limited to” and (b) masculine pronouns shall include the feminine.
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ARTICLE 3.   ELIGIBILITY
3.1.
In General.

Any person or entity is eligible to be granted an Award if such person or entity is a current employee, officer, director, independent contractor, consultant, or advisor of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or (f) of the Code or any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a controlling interest, as determined by Administrator.
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ARTICLE 4.   ADMINISTRATION OF THE PLAN
4.1.
In General.

(a)
The Plan will be administered by the Compensation Committee, which shall serve as the Administrator. The Administrator shall have authority to grant Awards and determine recipients and terms of any Awards, and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.

(b)
The Administrator shall have full discretionary authority to construe and interpret the terms of the Plan and any Award Certificate, and to determine all facts necessary to administer the Plan and any Award Certificate. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Certificate in the manner and to the extent it shall deem necessary or advisable.

(c)
All decisions by the Administrator shall be made in its sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Administrator shall be liable for any action or determination relating to or under the Plan made in good faith.

(d)
With respect to Awards made to directors, the Board shall also have the authority described in this Section 4.1 and Section 8.5.

4.2.
Delegation to Committees and Officers.

(a)
To the extent permitted by applicable law, the Administrator may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Company’s management.

(b)
To the extent permitted by applicable law and subject to any limitations under the Plan, the Administrator may delegate to one or more officers of the Company the power (1) to grant Awards to any individual eligible under Section 3.1 other than a director or executive officer and (2) to exercise such other powers under the Plan as the Administrator may determine; provided further, however, that no officer shall be authorized to grant Awards to himself or herself. For purposes of this Section 4.2(b), the phrase “executive officer” shall mean the Chief Executive Officer, President, and any Executive Vice President or Senior Vice President.

(c)
All references in the Plan to the “Administrator” shall mean the Administrator or a committee of the Board (or the Company’s management) or the officers referred to in Section 4.2(b) to the extent that the Administrator’s powers or authority under the Plan have been delegated to such committee or officers.

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ARTICLE 5.   STOCK SUBJECT TO THE PLAN
5.1.
Number of Shares.

(a)
Subject to adjustment under ARTICLE 7, Awards may be made under the Plan for up to 2,000,000 Shares, of which all shares can be issued as Incentive Stock Options.

(b)
If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part, or results in any Shares not being issued, the unused Shares covered by such Award shall again be available for the grant of Awards under the Plan. However, , Shares tendered to the Company by a Participant to exercise an Award or Shares withheld from an exercised Award for the payment of taxes shall not thereafter be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.2.
Limits.

The maximum aggregate number of shares of Stock for which Awards may be issued under this Plan in any calendar year to an individual Participant, other than a non-employee member of the Board, shall not exceed 300,000 (of which no more than 150,000 may be issued as awards other than Stock Options or SARs),the maximum aggregate number of shares of Stock for which Awards may be issued under this Plan in any calendar year to an individual non-employee member of the Board shall not exceed 75,000, the maximum amount that may be earned as a Cash Award for a performance period for a single calendar year by any individual Participant is $5,000,000, and the maximum amount that may be earned as a Cash Award for a performance period of greater than a single calendar year by any individual Participant is $7,500,000.
5.3.
Substitute Awards.

(a)
In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances.

(b)
Substitute Awards shall not count against the overall share limit set forth in Section 5.1, except as may be required by reason of section 422 and related provisions of the Code.

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ARTICLE 6.   TYPES OF AWARDS
6.1.
Stock Options.

(a)
In General. The Administrator may grant options to purchase Shares to any Participant and may determine the number of Shares to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. A Stock Option that is not intended to be an Incentive Stock Option shall be designated as a “Nonqualified Stock Option.”

(b)
Incentive Stock Options.

(1)
A Stock Option that the Administrator intends to be an Incentive Stock Option shall only be granted to employees of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and construed consistently with the requirements of section 422 of the Code.

(2)
A Stock Option that is intended to be an Incentive Stock Option shall be treated as a Nonqualified Stock Option to the extent that, in the calendar year in which the Award is first exercisable, the aggregate Fair Market Value of the Shares subject to the Award (when added to other awards granted to the same individual that are intended to be Incentive Stock Options under the Plan or any other plan maintained by the Company and certain related corporations) exceeds $100,000 or such other limitation as might apply under section 422 of the Code.

(3)
The Company shall have no liability to a Participant, or any other party, if a Stock Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option, or for any action taken by the Administrator, including the conversion of an Incentive Stock Option to a Nonqualified Stock Option.

(c)
Nonqualified Stock Options.

(1)
Any Stock Option that is not an Incentive Stock Option shall be a Nonqualified Stock Option.

(2)
The Administrator may grant Nonqualified Stock Options to any Participant.

(d)
Exercise Price.

(1)
The Administrator shall establish the exercise price of each Stock Option and specify the exercise price in the applicable Award Certificate.

(2)
The exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the date the Stock Option is granted, except that, if any Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the Fair Market Value of the underlying Shares on the date such Incentive Stock Option is granted. The 100% and 110% limitation in this Section 6.1(d)(2) shall automatically adjust to the extent required by section 422 of the Code.

(3)
Once established, the exercise price of a Stock Option shall not be re-priced without shareholder approval. Option re-pricing shall include (i) any amendment to the terms of an outstanding option (or SAR) to reduce the exercise price of such outstanding options (or SARs) and (ii) the cancellation of outstanding options (or SARs) in exchange for options (or SARs) with an exercise price that is less than the exercise price of the original options (or SARs).

(e)
Term of Stock Options.

(1)
Each Stock Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Certificate; except that no Stock Option shall be granted for a term of more than 10 years. Incentive Stock Options issued to a Ten Percent Stockholder shall not have a term of more than 5 years.

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(2)
No Stock Option shall permit the Participant to defer receipt of compensation on the Stock Option beyond the date of exercise, unless the Administrator expressly determines that such Stock Option shall be subject to section 409A of the Code.

(f)
Exercise of Stock Option.

Stock Options may be exercised by delivery to the Company of a written notice of exercise in the form attached to, or the manner described in, the Award Certificate or by any other form of notice (including electronic notice) or such other manner approved by the Administrator, together with payment in full for the number of shares for which the Stock Option is exercised. Shares subject to the Stock Option will be delivered by the Company as soon as practicable following exercise.
(g)
Payment Upon Exercise.

Shares purchased upon the exercise of a Stock Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;

(2)
if provided in the applicable Award Certificate, by (1) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (2) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)
to the extent provided for in the applicable Award Certificate or approved by the Administrator, by delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (1) such method of payment is then permitted under applicable law, (2) such Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Administrator, and (3) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)
to the extent permitted by applicable law and provided for in the applicable Award Certificate, by (1) delivery of a promissory note of the Participant to the Company on terms determined by the Administrator, or (2) payment of such other lawful consideration as the Administrator may determine; or

(5)
by any combination of the above permitted forms of payment.

(h)
No Reload Grants.

Stock Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other Stock Option.
6.2.
Stock Appreciation Rights.

(a)
In General. A Stock Appreciation Right is an Award in the form of a right to receive cash or a Share, upon surrender of the Stock Appreciation Right, in an amount equal to the appreciation in the value of the Share over a base price established in the Award. The Committee may grant Stock Appreciation Rights either independently of Stock Options, or in tandem with Stock Options such that the exercise of the Stock Option or Stock Appreciation Right cancels the tandem Stock Appreciation Right or Stock Option.

(b)
Base Price. The minimum base price of a Stock Appreciation Right granted under the Plan shall be the price set forth in the applicable Award Certificate, or, in the case of a Stock Appreciation Right related to a Stock Option (whether already outstanding or concurrently granted), the exercise price of the

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related Stock Option. The minimum base price of a Stock Appreciate Right shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted. Once established, the minimum base price of a Stock Appreciation Right shall not be re-priced without shareholder approval.
(c)
Term, Exercise, and Payment. The provisions of Sections 6.1(e), (f), (g), and (h) shall generally apply to Stock Appreciation Rights, as applicable.

6.3.
Restricted Stock.

(a)
In General. The Administrator may grant Awards of Restricted Stock. The Administrator shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture), the issue price (if any) and whether the Shares shall be entitled to exercise voting or other rights associated with ownership of a Share.

(b)
Dividends. The Administrator may, at the time of grant of Restricted Stock, provide that any dividends declared with respect to such Shares be (1) paid to Participants, (2) accumulated for the benefit of the Participant and paid to a Participant only at the time of vesting, or (3) not paid or accumulated, provided however, that dividend equivalents or other distributions in Shares underlying performance-based awards as set forth in Section 6.8 will be determined with and paid contingent upon the achievement of the applicable performance criteria. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Shares other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the Restricted Stock on which such dividends are paid vests or, if later, the 15th day of the third month following the date on which the Restricted Stock on which such dividends are paid vests.

(c)
Stock Certificates. The Company may require that any stock certificates issued for shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant. If the Participant has died before the certificates are delivered, the certificates shall be delivered to the beneficiary designated by the Participant under the Plan and on file with the Company (or its designee) before the Participant’s death. If there is no such valid beneficiary designation, the Participant’s estate shall be the beneficiary.

6.4.
Restricted Stock Units.

The Administrator may grant Restricted Stock Units to any participant subject to the same conditions and restrictions as the Administrator would have imposed in connection with any Award of Restricted Stock. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units may be paid at such time as the Administrator may determine and payments may be made in a lump sum or in installments, in cash, Shares, or any combination thereof, as determined by the Administrator.
6.5.
Performance Shares.

The Administrator may grant Performance Shares to any participant subject to the same conditions and restrictions as the Administrator would have imposed in connection with any Award of Restricted Stock or Restricted Stock Units. Each Performance Share shall have a value equal to the Fair Market Value of one Share. Performance Shares may be paid at such time as the Administrator may determine and payments may be made in a lump sum or in installments, in cash, Shares, or any combination thereof, as determined by the Administrator. It is intended that Performance Shares be granted subject to the requirements of Performance-Based Awards, as set forth in Section 6.8. If Performance Shares are granted as Performance-Based Awards, the Compensation Committee shall certify that the applicable performance goal(s) and any other material terms of the Awards have been satisfied before payment is made, as set forth in Section 6.8(f).
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6.6.
Other Stock-Based Awards.

Other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted under the Plan to Participants. To the extent permitted by law, such other Share Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share Awards may be paid in Shares or cash, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each other Share Award.
6.7.
Cash Awards.

Cash Awards are Awards that provide participants with the opportunity to earn a cash payment based upon the achievement of one or more performance goals for a performance period determined by the Administrator. For each performance period, the Administrator shall determine the relevant performance criteria, the performance goal for each performance criterion, the level or levels of achievement necessary for Awards to be paid, the weighting of the performance goals if more than one performance goal is applicable, and the size of the Awards.
6.8.
Performance-Based Awards.

(a)
In General. Any of the Awards listed in ARTICLE 6 may be granted as Awards that satisfy the requirements for “performance-based compensation” within the meaning of section 162(m) of the Code. The performance goals must be established by the Compensation Committee and may be for the Company, or a Company subsidiary, affiliate or other Company operating unit or department, or a combination of such units or departments. The performance goal shall be based on one or more performance criteria selected by the Compensation Committee and, absent extraordinary circumstances (such as awards granted during the first Plan year), shall be based on performance periods of at least one year. With the exception of any Stock Option or Stock Appreciation Right, an Award that is intended to satisfy the requirements of a performance-based Award shall be so designated at the time of grant.

(b)
Limits. The limits under Section 5.2 shall apply with respect to performance-based Awards issued under this Section 6.8.

(c)
Performance Criteria. In the case of Awards intended to qualify as performance-based Awards, the performance criteria shall be selected only from among the following: (1) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); (2) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (3) improvements in capital structure; (4) revenues; (5) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (6) one or more operating ratios; (7) stock price or performance; (8) stockholder return; (9) market share; (10) cash (cash flow, cash generation or other cash measures);(11) capital expenditures; (12) net borrowing, debt leverage levels, credit quality or debt ratings; (13) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (14) net asset value per share; (15) economic value added; (16) sales; (17) profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (18) net income (before or after taxes, operating income or other income measures); (19) internal rate of return or increase in net present value; (20) productivity measures; (21) cost reduction measures; (22) strategic plan development and implementation; (23) customer measures (including changes in number of customers or households); (24) growth measures (deposit growth, loan growth, revenue growth, or asset growth); (25) net charge-offs; or (26) any combination of any of the foregoing business criteria. Any of the performance criteria may be used to measure the performance of the Company, a subsidiary, and/or affiliate as a whole or any business unit of the Company, a subsidiary, and/or affiliate or any combination thereof, as the Compensation Committee may deem appropriate, or any of the above performance criteria as compared to the performance of a group of comparator companies, or published or special index that the Compensation Committee deems appropriate. The Compensation Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of the performance criteria specified in this Section 6.8.

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(d)
Application to Stock Options and Stock Appreciation Rights. Notwithstanding anything contained in this Section 6.8 to the contrary, Stock Options and Stock Appreciation Rights need not satisfy the specific performance criteria described in this Section 6.8 in order to qualify as performance-based Awards under this section 162(m) of the Code.

(e)
Time for Establishing Performance Goals. The specific performance goal(s) and the applicable performance criteria must be established by the Compensation Committee in advance of the deadlines applicable under section 162(m) of the Code and while the achievement of the performance goal(s) remains substantially uncertain.

(f)
Committee Certification and Payment of Awards. Before any performance-based Award (other than Stock Options and Stock Appreciation Rights) is paid, the Compensation Committee must certify in writing (by resolution or otherwise) that the applicable performance goal(s) and any other material terms of the Award have been satisfied. Unless otherwise provided by the Compensation Committee, performance-based Awards shall be paid as soon as practicable after the Compensation Committee has certified that the applicable goals and terms of such awards have been satisfied, but in no event later than the fifteenth (15th) day of the third month following the end of the performance period to which the award relates (absent a timely election to defer such Award under a deferred compensation plan, if any, maintained by the Company). Notwithstanding the foregoing, to the extent an amount was intended to be paid so as to qualify as a short-term deferral under section 409A of the Code and the applicable regulations, then such payment may be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met. In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company anticipates or reasonably should anticipate that, if the payments were made on such date, the Company’s deduction with respect to such payment would no longer be restricted due to the applicability of section 162(m) of the Code.

(g)
Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Compensation Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with, and subject to, the terms of the Plan and section 162(m) of the Code, on the payment of individual Awards under this Section 6.8. To the extent set forth in an Award Certificate, the Compensation Committee may reserve the right to adjust the amount payable in accordance with any standards or on any other basis (including the Compensation Committee’s discretion), as the Compensation Committee may determine; provided, however, that, in the case of Awards intended to qualify as performance-based Awards, such adjustments shall be prescribed in a form that meets the requirements of section 162(m) of the Code.

(h)
Adjustments for Material Changes. To the extent the Compensation Committee makes adjustments in accordance with ARTICLE 7 that affect Awards intended to be performance-based Awards under this Section 6.8, such adjustments shall be prescribed in a form that meets the requirements of section 162(m) of the Code.

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ARTICLE 7.   ADJUSTMENTS
7.1.
Changes in Capitalization.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, (1) the number and class of securities available under this Plan, (2) the number and class of securities and exercise price per Share of each outstanding Stock Option, (3) the number of Shares subject to each outstanding Restricted Stock Award, and (4) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator. Without limiting the generality of the foregoing, if the Company effects a split of the Shares by means of a stock dividend and the exercise price of and the number of Shares subject to an outstanding Stock Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises a Stock Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares acquired upon such Stock Option exercise, notwithstanding the fact that such Shares were not outstanding as of the close of business on the record date for such stock dividend.
7.2.
Change in Control.

(a)
Consequences of a Change in Control on Awards Other than Restricted Stock Awards. In connection with a Change in Control, the Administrator shall take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Administrator determines: (1) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (2) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of the Change in Control unless exercised by the Participant within a specified, reasonable period following the date of such notice, (3) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part before or upon the Change in Control, (4) if holders of Shares will receive upon consummation of the Change in Control a cash payment for each Share surrendered in the Change in Control, make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the consideration received by stockholders generally with respect to the Change in Control (the “Change in Control Price”) times the number of Shares subject to the Participant’s Awards (to the extent the exercise price does not exceed the Change in Control Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (5) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. In taking any of the actions permitted under this Section 7.2(a), the Administrator shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (1) above, a Stock Option shall be considered assumed if, following consummation of the Change in Control, the Stock Option confers the right to purchase, for each Share subject to the Stock Option immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely common stock of the acquiring or succeeding entity(or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control.
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(b)
Consequences of a Change in Control on Restricted Stock Awards. Upon the occurrence of a Change in Control, except to the extent specifically provided to the contrary in the applicable Award Certificate or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically lapse and be deemed terminated or satisfied, as applicable.

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ARTICLE 8.   GENERAL PROVISIONS APPLICABLE TO ALL AWARDS.
8.1.
Transferability of Awards.

Except as the Administrator may otherwise determine or provide in an Award Certificate, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
8.2.
Termination of Status.

Except to the extent provided in an Award Certificate, the Administrator shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Beneficiary, may exercise rights under the Award.
8.3.
Withholding.

The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding. Payment of withholding obligations is due before the Company will issue any Shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. To the extent not otherwise provided for in an Award Certificate or approved by the Administrator, a Participant shall satisfy such tax obligations in whole or in part by delivery of a portion of the Award creating the tax obligation, valued at Fair Market Value; provided, however, except as otherwise provided by the Administrator, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
8.4.
Conditions on Delivery of Stock.

The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Company, (b) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
8.5.
Acceleration.

The Administrator or its delegee may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
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ARTICLE 9.   MISCELLANEOUS
9.1.
No Right to Employment or Other Status.

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award Certificate.
9.2.
No Rights as Stockholder.

Subject to the provisions of the applicable Award Certificate and except as provided in Section 6.3, no Participant or beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed with respect to an Award until becoming the record holder of such shares.
9.3.
Amendment.

(a)
Amendment of the Plan. The Administrator may amend, suspend or terminate the Plan or any portion of the Plan at any time; provided that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Administrator may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 9.3 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Administrator determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(b)
Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan.

9.4.
Compliance with Code Section 409A.

No Award shall provide for a deferral of compensation within the meaning of section 409A of the Code, unless the Administrator, at the time of grant, specifically provides that the Award is intended to be subject to section 409A of the Code. If an Award is intended to be subject to section 409A, the following provisions shall apply except to the extent that a contrary provision is included in the Award Certificate: (a) such Award shall be payable on the earlier of a “change in control” or the Participant’s “separation from service” with the Company and (2) any payment made to a Participant who is a “specified employee” of the Company shall not be made before such date as is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 9.4, the terms “change in control,” “separation from service” and “specified employee” shall have the meanings set forth in section 409A and the applicable Treasury regulations. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, section 409A is not so exempt or compliant or for any action taken by the Administrator. No amendment of the Plan or of an Award is effective if it would result in deferred recognition of income or additional tax under section 409A or cause awards not subject to section 409A to become subject to section 409A, unless the Administrator, at the time of grant, specifically provides that the Award is intended to be subject to section 409A.
9.5.
Governing Law.

The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of  [Arkansas], excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
Simmons First National 2015 Incentive Plan	Page 16

9.6.
Clawback Rights.

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or the Administrator, whether or not approved before or after the effective date of the Plan.
Simmons First National 2015 Incentive Plan	Page 17

. MMMMMMMMMMMMMMMMMMMMMMMMMMMC123456789IMPORTANT ANNUAL MEETING INFORMATION000004000000000.000000 ext000000000.000000 extENDORSEMENT_LINE______________ SACKPACK_____________000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Electronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by11:59 p.m., EST, on April 18, 2017.Vote by Internet •Go to www.investorvote.com/SFNC •Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone •Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone •Follow the instructions provided by the recorded messageAnnual Meeting Proxy Card1234 5678 9012 345q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2, 3, 5, 6, 7 and1 YEAR for Proposal 4.1. To fix the number of directors at thirteen (13):For Against Abstain +2. ELECTION OF DIRECTORS: For Withhold For Withhold For Withhold01 - Jay D. Burchfield04 - Mark C. Doramus07 - Jerry Hunter02 - William E. Clark, II05 - Edward Drilling08 - Chris R. Kirkland03 - Steven A. Coss06 - Eugene Hunt09 - George A. Makris, Jr.10 - W. Scott McGeorge 11 - Joe D. Porter12 - Robert L. Shoptaw13 - Mindy West3. To adopt the following non-binding resolution approving the compensation of the named executive officers of the Company: RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S- K, including the Compensation Discussion and Analysis, the compensation tables, and narrative discussion is hereby APPROVED. 4. To set the frequency at which the Company will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meeting:5. To adopt an amendment to the Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 1,000,000 shares to 2,000,000 shares;6. To re-approve the performance goals included in the Simmons First National Corporation 2015 Incentive Plan; For Against Abstain3 Years 2 Years 1 Year Abstain For Against Abstain7. To ratify the Audit Committee's selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year endingDecember 31, 2017:8. Upon such other business as may properly come before the meeting or any adjournments thereof.C 1234567890 J N TMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND1 P C F 3 2 2 5 2 2 1MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND02JS0C

IMPORTANT ANNUAL MEETING INFORMATIONIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 19, 2017.THE PROXY STATEMENT AND THE COMPANY REPORT ARE AVAILABLE AT:www.edocumentview.com/sfncq IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qPROXY BALLOT SIMMONS FIRST NATIONAL CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2017The undersigned hereby constitutes and appoints William C. Bridgforth, Robert A. Fehlman and Marty D. Casteel as Proxies, each with the power of substitution, to represent and vote as designated on this proxy ballot all of the shares of common stock of Simmons First National Corporation held of record by the undersigned on February 22, 2017, at the Annual Meeting of Shareholders to be held on April 19, 2017, and any adjournment thereof. This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS (1), (2), (3),
(5), (6) AND (7) AND “1 Year” WITH RESPECT TO PROPOSAL (4).The undersigned acknowledges receipt of this ballot, Notice of Annual Meeting, Proxy Statement and Company Report.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE B Non-Voting ItemsChange of Address Please print new address below.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: Please date and sign this proxy ballot exactly as the ownership appears below. If held in joint ownership, all owners must sign this ballot. Please return promptly in the envelope provided.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +